Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period May 1, 2013 through May 31, 2013

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	July 15, 2013
Ian T. Blackley	Date
Senior Vice President, Chief Financial Officer and Treasurer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future.

As disclosed in the Forms 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

The Internal Revenue Service filed an amended claim (Claim No. 82) in the Overseas Shipholding Group, Inc. bankruptcy case (Case 12-20000-PJW) on February 11, 2013 in the amount of $463,013,177.63, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8).

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix B. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein. The books and records for December 2012 have accordingly been revised from that previously presented to reflect such annual allocation.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period May 1, 2013 through May 31, 2013

(in thousands of dollars)

Beginning Cash Balance	$564,811

Cash Receipts:
Vessel Related Receipts	80,848
Other Receipts[1]	4,680
Total Receipts	85,528

Cash Disbursements:
Vessel Related Disbursements[2]	59,563
General and Administrative:
Compensation & Benefits	3,672
Other General & Administrative	3,873
Taxes	30
Restructuring Costs and Adequate Protection Payments	9,363
U.S. Trustee Fees	5
Other Disbursements	172
Total Disbursements	76,678

Ending Cash Balance	$573,661

1 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

2 Includes expenses paid on behalf of joint ventures.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2013 through May 31, 2013

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$1,886,219
2	OSG International, Inc.	12-20001	2,385,279
3	OSG Bulk Ships, Inc.	12-20002	1,202,646
4	1372 Tanker Corporation	12-20003	299,644
5	Africa Tanker Corporation	12-20004	151,294
6	Alcesmar Limited	12-20005	155,403
7	Alcmar Limited	12-20006	181,136
8	Alpha Suezmax Corporation	12-20007	20,782
9	Alpha Tanker Corporation	12-20008	252
10	Amalia Product Corporation	12-20009	231,679
11	Ambermar Product Carrier Corporation	12-20010	359,665
12	Ambermar Tanker Corporation	12-20011	820
13	Andromar Limited	12-20012	182,949
14	Antigmar Limited	12-20013	168,585
15	Aqua Tanker Corporation	12-20014	3,413
16	Aquarius Tanker Corporation	12-20015	32,494
17	Ariadmar Limited	12-20016	224,545
18	Aspro Tanker Corporation	12-20017	980
19	Atalmar Limited	12-20018	779,596
20	Athens Product Tanker Corporation	12-20019	941,697
21	Atlas Chartering Corporation	12-20020	250,258
22	Aurora Shipping Corporation	12-20021	726,838
23	Avila Tanker Corporation	12-20022	905
24	Batangas Tanker Corporation	12-20023	90,410
25	Beta Aframax Corporation	12-20024	49,488

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2013 through May 31, 2013

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	23,616
27	Cabo Hellas Limited	12-20026	198,666
28	Cabo Sounion Limited	12-20027	221,208
29	Caribbean Tanker Corporation	12-20028	9,147
30	Carina Tanker Corporation	12-20029	177,132
31	Carl Product Corporation	12-20030	169,273
32	Concept Tanker Corporation	12-20031	431,765
33	Crown Tanker Corporation	12-20032	188
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	284,138
36	DHT Ania Aframax Corp.	12-20035	873
37	DHT Ann VLCC Corp.	12-20036	19,318
38	DHT Cathy Aframax Corp.	12-20037	10,432
39	DHT Chris VLCC Corp.	12-20038	20,750
40	DHT Rebecca Aframax Corp.	12-20039	1,323
41	DHT Regal Unity VLCC Corp.	12-20040	9,337
42	DHT Sophie Aframax Corp.	12-20041	7,216
43	Dignity Chartering Corporation	12-20042	27,961
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	237,953
46	Epsilon Aframax Corporation	12-20045	267,078
47	First Chemical Carrier Corporation	12-20046	449,755
48	First LPG Tanker Corporation	12-20047	4,172
49	First Union Tanker Corporation	12-20048	292,518
50	Fourth Aframax Tanker Corporation	12-20049	8,778

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2013 through May 31, 2013

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	405,703
52	Goldmar Limited	12-20051	200,845
53	GPC Aframax Corporation	12-20052	438,776
54	Grace Chartering Corporation	12-20053	15,694
55	International Seaways, Inc.	12-20054	2,769,144
56	Jademar Limited	12-20055	199,466
57	Joyce Car Carrier Corporation	12-20056	10,880
58	Juneau Tanker Corporation	12-20057	5,374
59	Kimolos Tanker Corporation	12-20058	422,119
60	Kythnos Chartering Corporation	12-20059	249,719
61	Leo Tanker Corporation	12-20060	85,840
62	Leyte Product Tanker Corporation	12-20061	781,338
63	Limar Charter Corporation	12-20062	27,756
64	Luxmar Product Tanker Corporation	12-20063	407,744
65	Luxmar Tanker LLC	12-20064	34,805
66	Majestic Tankers Corporation	12-20065	378,495
67	Maple Tanker Corporation	12-20066	400,883
68	Maremar Product Tanker Corporation	12-20067	7,693
69	Maremar Tanker LLC	12-20068	785,591
70	Marilyn Vessel Corporation	12-20069	281
71	Maritrans General Partner Inc.	12-20070	157
72	Maritrans Operating Company L.P.	12-20071	15,814
73	Milos Product Tanker Corporation	12-20072	623,921
74	Mindanao Tanker Corporation	12-20073	31,922
75	Mykonos Tanker LLC	12-20074	1,198,721

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2013 through May 31, 2013

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	13,360
77	Oak Tanker Corporation	12-20076	335,098
78	Ocean Bulk Ships, Inc.	12-20077	4
79	Oceania Tanker Corporation	12-20078	175,022
80	OSG 192 LLC	12-20079	178,120
81	OSG 209 LLC	12-20080	98,899
82	OSG 214 LLC	12-20081	191,456
83	OSG 215 Corporation	12-20082	73
84	OSG 242 LLC	12-20083	117,176
85	OSG 243 LLC	12-20084	187,738
86	OSG 244 LLC	12-20085	156,925
87	OSG 252 LLC	12-20086	69,413
88	OSG 254 LLC	12-20087	135,141
89	OSG 300 LLC	12-20088	25
90	OSG 400 LLC	12-20089	8,620
91	OSG America L.P.	12-20090	23
92	OSG America LLC	12-20091	135
93	OSG America Operating Company LLC	12-20092	723,159
94	OSG Car Carriers, Inc.	12-20093	4,065
95	OSG Clean Products International, Inc.	12-20094	29
96	OSG Columbia LLC	12-20095	242,091
97	OSG Constitution LLC	12-20096	1,667
98	OSG Courageous LLC	12-20097	245,383
99	OSG Delaware Bay Lightering LLC	12-20098	2,171,094
100	OSG Discovery LLC	12-20099	536

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2013 through May 31, 2013

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	15,451
102	OSG Endurance LLC	12-20101	227,355
103	OSG Enterprise LLC	12-20102	227,770
104	OSG Financial Corp.	12-20103	5,980
105	OSG Freedom LLC	12-20104	12,200
106	OSG Honour LLC	12-20105	228,103
107	OSG Independence LLC	12-20106	209,173
108	OSG Intrepid LLC	12-20107	217,063
109	OSG Liberty LLC	12-20108	5,981
110	OSG Lightering LLC	12-20109	8,986,910
111	OSG Lightering Acquisition Corporation	12-20110	1,179
112	OSG Lightering Solutions LLC	12-20111	2,024
113	OSG Mariner LLC	12-20112	15,451
114	OSG Maritrans Parent LLC	12-20113	66,258
115	OSG Navigator LLC	12-20114	238,090
116	OSG New York, Inc.	12-20115	461,666
117	OSG Product Tankers AVTC, LLC	12-20116	29
118	OSG Product Tankers Member LLC	12-20117	1
119	OSG Product Tankers II, LLC	12-20118	2
120	OSG Product Tankers I, LLC	12-20119	2
121	OSG Product Tankers, LLC	12-20120	5
122	OSG Quest LLC	12-20121	7,744
123	OSG Seafarer LLC	12-20122	404
124	OSG Ship Management, Inc.	12-20123	5,334,917
125	OSG Valour LLC	12-20124	660

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2013 through May 31, 2013

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	1
127	Overseas Anacortes LLC	12-20126	1,314,992
128	Overseas Boston LLC	12-20127	1,271,777
129	Overseas Diligence LLC	12-20128	236
130	Overseas Galena Bay LLC	12-20129	1,565
131	Overseas Houston LLC	12-20130	1,131,232
132	Overseas Integrity LLC	12-20131	631
133	Overseas Long Beach LLC	12-20132	1,170,638
134	Overseas Los Angeles LLC	12-20133	1,148,674
135	Overseas Martinez LLC	12-20134	1,920,685
136	Overseas New Orleans LLC	12-20135	1,307
137	Overseas New York LLC	12-20136	1,333,448
138	Overseas Nikiski LLC	12-20137	1,304,753
139	Overseas Perseverance Corporation	12-20138	224
140	Overseas Philadelphia LLC	12-20139	796
141	Overseas Puget Sound LLC	12-20140	5,061
142	Overseas Sea Swift Corporation	12-20141	5
143	Overseas Shipping (GR) Ltd.	12-20142	342,748
144	Overseas ST Holding LLC	12-20143	1,161,152
145	Overseas Tampa LLC	12-20144	1,259,903
146	Overseas Texas City LLC	12-20145	1,170,766
147	Pearlmar Limited	12-20146	245,633
148	Petromar Limited	12-20147	529,734
149	Pisces Tanker Corporation	12-20148	359,469
150	Polaris Tanker Corporation	12-20149	68,650

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2013 through May 31, 2013

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	36,910
152	Reymar Limited	12-20151	323,960
153	Rich Tanker Corporation	12-20152	1,182,771
154	Rimar Chartering Corporation	12-20153	82,110
155	Rosalyn Tanker Corporation	12-20154	1,443,153
156	Rosemar Limited	12-20155	239,482
157	Rubymar Limited	12-20156	31,693
158	Sakura Transport Corp.	12-20157	257,111
159	Samar Product Tanker Corporation	12-20158	309,216
160	Santorini Tanker LLC	12-20159	1,347,582
161	Serifos Tanker Corporation	12-20160	242,216
162	Seventh Aframax Tanker Corporation	12-20161	310,517
163	Shirley Tanker SRL	12-20162	248,599
164	Sifnos Tanker Corporation	12-20163	433,961
165	Silvermar Limited	12-20164	177,096
166	Sixth Aframax Tanker Corporation	12-20165	215,656
167	Skopelos Product Tanker Corporation	12-20166	511,578
168	Star Chartering Corporation	12-20167	474,642
169	Suezmax International Agencies, Inc.	12-20168	931,453
170	Talara Chartering Corporation	12-20169	33,682
171	Third United Shipping Corporation	12-20170	30,996
172	Tokyo Transport Corp.	12-20171	366,835
173	Transbulk Carriers, Inc.	12-20172	149
174	Troy Chartering Corporation	12-20173	79,351
175	Troy Product Corporation	12-20174	34,529

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period May 1, 2013 through May 31, 2013

176	Urban Tanker Corporation	12-20175	426,442
177	Vega Tanker Corporation	12-20176	2,170
178	View Tanker Corporation	12-20177	413,854
179	Vivian Tankships Corporation	12-20178	10,498
180	Vulpecula Chartering Corporation	12-20179	86,929
181	Wind Aframax Tanker Corporation	12-20180	18

		Total Disbursements	$70,047,166

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period May 1, 2013 through May 31, 2013

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$1,192,536	$53,559	$1,246,095	$2,492,360	$87,283	$2,579,643
Bowman Gilfillan, Inc.	-	-	-	-	-	-
Burke & Parsons	3,831	35	3,866	82,579	3,174	85,753
Chilmark Partners, LLC	120,000	48,911	168,911	120,000	48,911	168,911
Cleary Gottlieb Steen & Hamilton LLP	3,901,995	108,957	4,010,952	7,956,880	194,595	8,151,475
Deloitte Tax LLP	263,467	84	263,551	263,467	84	263,551
Eversheds LLP	-	-	-	-	-	-
FTI Consulting, Inc.	1,042,843	2,435	1,045,278	1,559,424	3,295	1,562,719
Houlihan Lokey Capital, Inc.	71,167	-	71,167	355,833	3,116	358,949
Kurtzman Carson Consultants LLC	-	-	-	-	-	-
Mercer (US) Inc.	111,694	32,231	143,925	111,694	32,231	143,925
Morris, Nichols, Arsht & Tunnell LLP	176,956	4,798	181,754	272,598	18,633	291,232
Mullin Hoard & Brown LLP	54,328	1,703	56,031	136,985	10,505	147,490
Pepper Hamilton LLP	17,865	-	17,865	71,459	5,068	76,527
Pricewaterhouse Coopers LLP	711,726	4,133	715,858	711,726	4,133	715,858
						-
Total Professional Fees and Expenses	$7,668,406	$256,846	$7,925,251	$14,135,004	$411,027	$14,546,032

1 Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period May 1, 2013 through May 31, 2013

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor

1 Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period May 1, 2013 through May 31, 2013

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing

None

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening

None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods May 1, 2013 through May 31, 2013, and

November 14, 2012 through May 31, 2013

(in thousands of dollars)

	May 1, 2013 through May 31, 2013	November 14, 2012 through May 31, 2013

Shipping Revenues:

Pool revenues	$17,163	$114,080
Time and bareboat charter revenues	31,454	188,943
Voyage charter revenues	30,387	231,154
	79,004	534,177
Operating Expenses:
Voyage expenses	14,726	115,300
Vessel expenses	21,654	149,434
Charter hire expenses	17,494	139,133
Depreciation and amortization	16,922	107,724
General and administrative	8,422	47,677
(Gain)/loss on disposal of vessels	(61)	586
Total Operating Expenses	79,157	559,854
Income/(Loss) from Vessel Operations	(153)	(25,677)
Equity in Income/(Loss) of Affiliated Companies	3,941	24,001
Operating Income/(Loss)	3,788	(1,676)
Other Income/(expense)	129	193
Income/(loss) before Interest Expense and Income Taxes	3,917	(1,483)
Interest Expense	(1,505)	(7,104)
Income/(loss) before Reorganization Items and Income Taxes	2,412	(8,587)
Reorganization Items, net	4,230	45,448
Loss before Income Taxes	$(1,818)	$(54,035)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods May 1, 2013 through May 31, 2013, and

November 14, 2012 through May 31, 2013

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	As disclosed in the Forms 8-K filed by Overseas Shipholding Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

3.	Reorganization Items consists of the following:

	May 1, 2013	November 14, 2012
	through	through
	May 31, 2013	May 31, 2013
Professional fees, including Trustee Fees of $273 and $2,006	$4,342	$37,187
Expenses incurred on rejected executory contracts	$(112)	$8,261
	$4,230	$45,448

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and May 31, 2013

(in thousands of dollars)

	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$573,661
Voyage receivables	171,753	153,504
Other receivables	80,669	61,933
Inventory	14,150	12,748
Prepaid expenses and other current assets	46,636	43,056
Total Current Assets	791,181	844,902
Vessels and other property, less accumulated depreciation	3,135,823	3,060,159
Deferred drydock expenditures, net	73,898	63,563
Total Vessels, Deferred Drydock and Other Property	3,209,721	3,123,722
Investments in Affiliated Companies	247,964	281,710
Intangible Assets, less accumulated amortization	72,655	69,815
Goodwill	9,589	9,589
Other Assets	20,579	20,357
Total Assets	$4,351,689	$4,350,095

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,168	$127,928
Total Current Liabilities	93,168	127,928

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	247,704	241,093
Liabilities Subject to Compromise	2,627,704	2,625,554
Total Noncurrent Liabilities	2,880,865	2,866,647

Total Liabilities	2,974,033	2,994,575
Equity:
Total Equity	1,377,656	1,355,520
Total Liabilities and Equity	$4,351,689	$4,350,095

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and May 31, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	As disclosed in the Forms 8-K filed by Overseas Shipholding Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

3.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect any analysis regarding potential claims under the Bankruptcy Code, including executory contracts rejected prior to the end of the reporting period for which performance had also ceased by the end of the reporting period.

4.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and May 31, 2013

(in thousands of dollars)

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Company is evaluating the presentation of the adequate protection payments in its Unaudited Condensed Consolidated Balance Sheets and Unaudited Condensed Consolidated Statement of Operations.

6.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	May 31, 2013
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$1,776
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,488,579
Accrued interest and fees on unsecured revolver and senior notes	10,878	10,878
Secured debt and accrued interest	582,139	582,423
Derivative liabilities	3,566	3,566
Pension and other postretirement benefit plan liabilities	41,363	37,189
Accrued liabilities relating to rejected executory contracts	0	363

	$2,627,704	$2,625,554

The reduction in Pension and other postretirement benefit plan liabilities in the above table is principally attributable to an increase in the discount rate subsequent to November 13, 2012 that was used to calculate the benefit obligation under the Debtors’ domestic defined benefit pension plan.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of May 31, 2013

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.          I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.          All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.          To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: July 15, 2013	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable2

May 31, 2013

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$10,536,704	$2,484,239	$485,962	$67,611	$881,643	$14,456,159
73%	17%	3%	1%	6%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

May 31, 2013

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	>180	Total
Trade Receivables:
Trade - Invoiced [2]	$14,466,921	$5,718,811	$4,268,703	$2,982,057	$827,592	$6,188,995	$34,453,078
Trade - Accrued and Unbilled[3]							$19,587,753
Trade - Pools[4]							$100,936,958
Allowance for Doubtful Receivables							$(2,786,372)
Accounts Receivable	$14,466,921	$5,718,811	$4,268,703	$2,982,057	$827,592	$6,188,995	$152,191,417
Percentage of Trade-Invoiced [5]	42%	17%	12%	9%	2%	18%	100%

Notes:

[1]	Days Aged is based on the date of invoice
[2]	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
[3]	Represents unbilled trade accounts receivables of the consolidated Company
[4]	Represents undistributed earnings receivable from the commercial pools in which the Company participates
[5]	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period May 1, 2013 through May 31, 2013

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

May 1, 2013 through May 31, 2013

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of April 30, 20131

(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balances per Books as of May 31, 2013
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	$-
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6753	1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6761	1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	121,961,592.35
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	8,163,361.44
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(2,279,818.99)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	26,216,551.49
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	255,848.01
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	2,233,008.48
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	88,024,560.50
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	7,637,738.18
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	10,236,838.17
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(41,420.13)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	36,483.03
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	510,820.35
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	66,847.06
Overseas Shipholding Group, Inc.	13-2637623	DnB NOR Bank ASA	USD	XXXX6002	1,815.55
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,044,812.78
Overseas Shipholding Group, Inc.	13-2637623	Morgan Stanley	USD	XXX-XXXXX1-852	-
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	96,006,208.97
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	99,718,146.28
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	1,007,068.91
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	66,005,050.75
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000.00
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	22.85
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	4,254.49
					$549,829,791.82

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balances sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. The balance sheets and statements of operations presented herein for Caribbean Tanker Corporation, Fourth Aframax Tanker Corporation and OSG Lightering LLC have been adjusted to appropriately reflect the ownership and operation of two vessels that are utilized in business conducted by OSG Lightering LLC. The vessels were previously reported as assets of OSG Lightering LLC and the results of operations of the vessels were also reported in the financial statements of OSG Lightering LLC. The balance sheets and statements of operations of the two entities that actually own the vessels, Caribbean Tanker Corporation and Fourth Aframax Tanker Corporation, and OSG Lightering LLC have been adjusted herein to correct this inadvertent error. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report

May 1, 2013 through May 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets (continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Company is evaluating the presentation of the adequate protection payments in its Unaudited Condensed Consolidated Balance Sheets and Unaudited Condensed Consolidated Statement of Operations.

Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein. The books and records for December 2012 have accordingly been revised from that previously presented to reflect such annual allocation.

Monthly Operating Report

May 1, 2013 through May 31, 2013

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$2	$-	$(15)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	2	-	(15)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(61)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	812	847	315	3,463
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	812	847	315	3,402
Income/(loss) from Vessel Operations	(812)	(845)	(315)	(3,417)
Equity in Income/(loss) of Affiliated Companies	-	215	737	4,310
Operating Income/(loss)	(812)	(629)	422	893
Other Income/(expense)	523	3,343	(1,312)	(9,978)
Income/(loss) before Interest Expense and Income Taxes	(289)	2,714	(890)	(9,085)
Interest Expense	-	-	(471)	47
Income/(loss) before Reorganization Items and Income Taxes	(289)	2,714	(1,361)	(9,038)
Reorganization Items, net	4,254	36,107	-	-
Income/(loss) before Income Taxes	$(4,542)	$(33,392)	$(1,361)	$(9,038)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 34 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$735	$3,084
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	735	3,084
Operating Expenses:
Voyage expenses	-	-	17	164
Vessel expenses	23	(38)	266	1,796
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	264	1,676
General and administrative	4	74	-	-
(Gain)/loss on disposal of vessels	-	(4)	-	-
Total Operating Expenses	27	32	546	3,635
Income/(loss) from Vessel Operations	(27)	(32)	189	(551)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(27)	(32)	189	(551)
Other Income/(expense)	(207)	(1,347)	(1)	(3)
Income/(loss) before Interest Expense and Income Taxes	(234)	(1,379)	188	(555)
Interest Expense	-	33	(101)	(721)
Income/(loss) before Reorganization Items and Income Taxes	(234)	(1,346)	87	(1,275)
Reorganization Items, net	-	-	5	26
Income/(loss) before Income Taxes	$(234)	$(1,346)	$82	$(1,302)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 35 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Africa Tanker Corporation		Alcesmar Limited
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$457	$2,776
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	457	2,776
Operating Expenses:
Voyage expenses	-	-	-	3
Vessel expenses	6	37	156	1,218
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	210	1,350
General and administrative	-	77	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	6	114	366	2,571
Income/(loss) from Vessel Operations	(6)	(114)	91	205
Equity in Income/(loss) of Affiliated Companies	3,204	16,489	-	-
Operating Income/(loss)	3,198	16,375	91	205
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	3,198	16,375	91	205
Interest Expense	-	-	(13)	(93)
Income/(loss) before Reorganization Items and Income Taxes	3,198	16,375	78	112
Reorganization Items, net	-	-	5	26
Income/(loss) before Income Taxes	$3,198	$16,375	$73	$86

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 36 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Alcmar Limited		Alpha Suezmax Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$433	$2,925	$-	$(89)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	-	(1)	-	14
	433	2,924	-	1,201
Operating Expenses:
Voyage expenses	-	(30)	-	183
Vessel expenses	194	1,224	(12)	340
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	190	1,225	-	133
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	385	2,420	(12)	2,236
Income/(loss) from Vessel Operations	48	504	12	(1,035)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	48	504	12	(1,035)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	48	504	12	(1,035)
Interest Expense	(13)	(93)	-	-
Income/(loss) before Reorganization Items and Income Taxes	36	411	12	(1,035)
Reorganization Items, net	5	26	-	2,054
Income/(loss) before Income Taxes	$31	$385	$12	$(3,089)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 37 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Alpha Tanker Corporation		Amalia Product Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$(0)	$700	$3,583
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	-	(0)	700	3,587
Operating Expenses:
Voyage expenses	-	-	3	7
Vessel expenses	-	-	176	1,283
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	518	1,823
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	696	3,113
Income/(loss) from Vessel Operations	-	(0)	3	475
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(0)	3	475
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(0)	3	475
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(0)	3	475
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(0)	$3	$475

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	821	5,751	-	-
	821	5,751	-	-
Operating Expenses:
Voyage expenses	350	2,895	-	-
Vessel expenses	190	1,366	3	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	173	1,128	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	713	5,389	3	-
Income/(loss) from Vessel Operations	107	362	(3)	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	107	362	(3)	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	107	362	(3)	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	107	362	(3)	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$107	$362	$(3)	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Andromar Limited		Antigmar Limited
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$439	$2,940	$461	$2,930
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(0)	(93)	-	51
	439	2,846	461	2,981
Operating Expenses:
Voyage expenses	-	0	0	71
Vessel expenses	174	1,186	181	1,161
Charter hire expenses	-	-	-	-
Depreciation and amortization	193	1,245	179	1,150
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	367	2,431	359	2,382
Income/(loss) from Vessel Operations	72	416	102	599
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	72	416	102	599
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	72	416	102	599
Interest Expense	(13)	(93)	(13)	(93)
Income/(loss) before Reorganization Items and Income Taxes	59	322	89	506
Reorganization Items, net	5	26	5	26
Income/(loss) before Income Taxes	$55	$296	$84	$480

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Aqua Tanker Corporation		Aquarius Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$(2)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	35	4,561
	-	(2)	35	4,561
Operating Expenses:
Voyage expenses	-	-	-	2,728
Vessel expenses	-	-	(1)	13
Charter hire expenses	-	-	-	1,918
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	(1)	4,660
Income/(loss) from Vessel Operations	-	(2)	35	(99)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(2)	35	(99)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(2)	35	(99)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(2)	35	(99)
Reorganization Items, net	-	-	2	1
Income/(loss) before Income Taxes	$-	$(2)	$33	$(99)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Ariadmar Limited		Aspro Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$460	$2,758	$-	$0
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	460	2,758	-	0
Operating Expenses:
Voyage expenses	-	(2)	-	-
Vessel expenses	205	1,267	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	201	1,299	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	407	2,564	-	-
Income/(loss) from Vessel Operations	54	194	-	0
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	54	194	-	0
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	54	194	-	0
Interest Expense	(13)	(93)	-	-
Income/(loss) before Reorganization Items and Income Taxes	41	101	-	0
Reorganization Items, net	5	26	-	-
Income/(loss) before Income Taxes	$36	$75	$-	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Atalmar Limited		Athens Product Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,240	7,565	746	7,602
	1,240	7,565	746	7,602
Operating Expenses:
Voyage expenses	674	4,214	497	3,481
Vessel expenses	122	1,089	188	1,067
Charter hire expenses	-	-	-	-
Depreciation and amortization	195	1,256	136	874
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	990	6,559	822	5,422
Income/(loss) from Vessel Operations	250	1,006	(76)	2,181
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	250	1,006	(76)	2,181
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	250	1,006	(76)	2,181
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	250	1,006	(76)	2,181
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$250	$1,006	$(76)	$2,181

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$247	$1,829
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	45	3,867	-	-
	45	3,867	247	1,829
Operating Expenses:
Voyage expenses	(0)	2,035	53	92
Vessel expenses	-	16	407	2,961
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	237	1,506
General and administrative	-	-	0	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(0)	4,034	698	4,559
Income/(loss) from Vessel Operations	45	(166)	(451)	(2,730)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	45	(166)	(451)	(2,730)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	45	(166)	(451)	(2,730)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	45	(166)	(451)	(2,730)
Reorganization Items, net	2	1	-	-
Income/(loss) before Income Taxes	$43	$(168)	$(451)	$(2,730)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Avila Tanker Corporation		Batangas Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$0	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	0	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	-	0	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	0	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$0	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$(3)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	-	1,704	-	22
Operating Expenses:
Voyage expenses	-	-	-	(54)
Vessel expenses	(3)	687	3	115
Charter hire expenses	4	1,714	-	-
Depreciation and amortization	-	26	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	(20)
Total Operating Expenses	2	2,426	3	41
Income/(loss) from Vessel Operations	(2)	(722)	(3)	(20)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	(722)	(3)	(20)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(2)	(722)	(3)	(20)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2)	(722)	(3)	(20)
Reorganization Items, net	(144)	973	-	-
Income/(loss) before Income Taxes	$142	$(1,694)	$(3)	$(20)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Cabo Hellas Limited		Cabo Sounion Limited
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	377	2,419	377	2,514
Voyage charter revenues	-	8	-	7
	377	2,427	377	2,521
Operating Expenses:
Voyage expenses	9	67	11	66
Vessel expenses	182	1,269	178	1,268
Charter hire expenses	-	-	-	-
Depreciation and amortization	196	1,261	197	1,270
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	387	2,597	386	2,604
Income/(loss) from Vessel Operations	(10)	(169)	(10)	(83)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(10)	(169)	(10)	(83)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(10)	(169)	(10)	(83)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(10)	(169)	(10)	(83)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(10)	$(169)	$(10)	$(83)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Caribbean Tanker Corporation		Carina Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$(0)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,053	5,492	79	4,888
	1,053	5,492	79	4,888
Operating Expenses:
Voyage expenses	745	3,144	10	2,084
Vessel expenses	825	2,604	0	15
Charter hire expenses	-	-	(0)	2,146
Depreciation and amortization	264	1,635	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,834	7,383	10	4,245
Income/(loss) from Vessel Operations	(782)	(1,891)	69	643
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(782)	(1,891)	69	643
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(782)	(1,891)	69	643
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(782)	(1,891)	69	643
Reorganization Items, net	-	-	2	2
Income/(loss) before Income Taxes	$(782)	$(1,891)	$67	$641

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Carl Product Corporation		Concept Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$9	$0	$301	$2,798
Time and bareboat charter revenues	388	2,488	-	-
Voyage charter revenues	-	(2)	-	-
	397	2,486	301	2,798
Operating Expenses:
Voyage expenses	12	(338)	-	-
Vessel expenses	138	1,092	5	29
Charter hire expenses	-	-	259	2,098
Depreciation and amortization	522	1,838	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	671	2,591	263	2,127
Income/(loss) from Vessel Operations	(274)	(105)	38	671
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(274)	(105)	38	671
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(274)	(105)	38	671
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(274)	(105)	38	671
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(274)	$(105)	$38	$671

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Crown Tanker Corporation		Delphina Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$5	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	5	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	5	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	5	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	5	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	5	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$5	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Delta Aframax Corporation		DHT Ania Aframax Corp.
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$(49)	$-	$0
Time and bareboat charter revenues	421	2,697	-	-
Voyage charter revenues	-	-	-	-
	421	2,648	-	0
Operating Expenses:
Voyage expenses	13	28	-	-
Vessel expenses	291	1,620	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	204	1,307	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	507	2,954	-	-
Income/(loss) from Vessel Operations	(86)	(306)	-	0
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(86)	(306)	-	0
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(86)	(306)	-	0
Interest Expense	(88)	(608)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(174)	(915)	-	0
Reorganization Items, net	7	121	-	-
Income/(loss) before Income Taxes	$(182)	$(1,036)	$-	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$514	$-	$284
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	514	-	284
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	-	3	-	11
Charter hire expenses	-	1,412	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	1,516	-	999
Income/(loss) from Vessel Operations	-	(1,002)	-	(715)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(1,002)	-	(715)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(1,002)	-	(715)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(1,002)	-	(715)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(1,002)	$-	$(715)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$(12)	$-	$(0)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(12)	-	(0)
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	-	(5)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	(5)	-	-
Income/(loss) from Vessel Operations	-	(7)	-	(0)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(7)	-	(0)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(7)	-	(0)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(7)	-	(0)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(7)	$-	$(0)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$(67)	$-	$(53)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(67)	-	(53)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	(3)
Income/(loss) from Vessel Operations	-	(67)	-	(50)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(67)	-	(50)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(67)	-	(50)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(67)	-	(50)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(67)	$-	$(50)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Dignity Chartering Corporation		Edindun Shipping Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$396	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(14)	-	-
	-	382	-	-
Operating Expenses:
Voyage expenses	-	(9)	-	-
Vessel expenses	2	394	-	-
Charter hire expenses	-	1,052	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	2	1,504	-	-
Income/(loss) from Vessel Operations	(2)	(1,122)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	(1,122)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(2)	(1,122)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2)	(1,122)	-	-
Reorganization Items, net	-	1,897	-	-
Income/(loss) before Income Taxes	$(2)	$(3,019)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$310	$1,735	$260	$1,723
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	310	1,735	260	1,723
Operating Expenses:
Voyage expenses	-	(0)	3	166
Vessel expenses	276	1,595	233	1,473
Charter hire expenses	-	-	-	-
Depreciation and amortization	139	896	202	1,293
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	415	2,491	438	2,931
Income/(loss) from Vessel Operations	(105)	(756)	(178)	(1,208)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(105)	(756)	(178)	(1,208)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(105)	(756)	(178)	(1,208)
Interest Expense	-	-	(88)	(602)
Income/(loss) before Reorganization Items and Income Taxes	(105)	(756)	(266)	(1,809)
Reorganization Items, net	-	-	7	121
Income/(loss) before Income Taxes	$(105)	$(756)	$(273)	$(1,931)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	First Chemical Carrier Corporation		First LPG Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	307	2,283	-	-
Voyage charter revenues	-	-	-	-
	307	2,283	-	-
Operating Expenses:
Voyage expenses	4	29	-	-
Vessel expenses	5	29	-	-
Charter hire expenses	307	1,242	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	316	1,299	-	-
Income/(loss) from Vessel Operations	(9)	984	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(9)	984	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(9)	984	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(9)	984	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(9)	$984	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$438	$2,394	$-	637.24
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	1	1,165	6,813
	438	2,395	1,165	6,814
Operating Expenses:
Voyage expenses	46	146	484	3,766
Vessel expenses	345	2,187	210	1,485
Charter hire expenses	-	-	-	-
Depreciation and amortization	322	2,075	274	1,748
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels	-	-	-	0
Total Operating Expenses	713	4,409	968	6,999
Income/(loss) from Vessel Operations	(275)	(2,014)	197	(186)
Equity in Income/(loss) of Affiliated Companies	-	-	-	0.00
Operating Income/(loss)	(275)	(2,014)	197	(186)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(275)	(2,014)	197	(186)
Interest Expense	-	-	-	0
Income/(loss) before Reorganization Items and Income Taxes	(275)	(2,014)	197	(186)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(275)	$(2,014)	$197	$(186)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Front President Inc.		Goldmar Limited
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$36	$3,891	$637	$3,295
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(3)	-	-	3
	33	3,891	637	3,298
Operating Expenses:
Voyage expenses	43	256	1	6
Vessel expenses	180	1,848	184	1,492
Charter hire expenses	-	-	-	-
Depreciation and amortization	368	2,349	210	1,350
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	591	4,452	395	2,848
Income/(loss) from Vessel Operations	(558)	(561)	242	450
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(558)	(561)	242	450
Other Income/(expense)	(2)	(8)	-	-
Income/(loss) before Interest Expense and Income Taxes	(560)	(569)	242	450
Interest Expense	(164)	(1,124)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(724)	(1,693)	242	450
Reorganization Items, net	(14)	138	-	-
Income/(loss) before Income Taxes	$(710)	$(1,831)	$242	$450

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	GPC Aframax Corporation		Grace Chartering Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$941	$(18)	$1,575
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	941	(18)	1,575
Operating Expenses:
Voyage expenses	-	22	-	-
Vessel expenses	20	1,118	-	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	11	49	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	31	2,977	-	1,621
Income/(loss) from Vessel Operations	(31)	(2,036)	(18)	(46)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(31)	(2,036)	(18)	(46)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(31)	(2,036)	(18)	(46)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(31)	(2,036)	(18)	(46)
Reorganization Items, net	-	1,543	2	2
Income/(loss) before Income Taxes	$(31)	$(3,579)	$(20)	$(48)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	International Seaways, Inc.		Jademar Limited
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$2,343	$12,658	$647	$3,274
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	6
	2,343	12,658	647	3,280
Operating Expenses:
Voyage expenses	-	84	3	15
Vessel expenses	254	900	152	1,203
Charter hire expenses	2,611	14,893	-	-
Depreciation and amortization	-	-	214	1,385
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	1	-	-
Total Operating Expenses	2,864	15,878	369	2,603
Income/(loss) from Vessel Operations	(521)	(3,220)	278	677
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(521)	(3,220)	278	677
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(521)	(3,220)	278	677
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(521)	(3,220)	278	677
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(521)	$(3,220)	$278	$677

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	(61)	-	-
Voyage charter revenues	-	-	-	-
	-	(61)	-	-
Operating Expenses:
Voyage expenses	-	10	-	-
Vessel expenses	2	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	(110)	-	-
Total Operating Expenses	2	(99)	-	-
Income/(loss) from Vessel Operations	(2)	38	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	38	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(2)	38	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2)	38	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(2)	$38	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	991	6,077	1,168	5,392
	991	6,077	1,168	5,392
Operating Expenses:
Voyage expenses	607	3,633	468	2,986
Vessel expenses	168	1,082	158	1,219
Charter hire expenses	194	1,966	-	-
Depreciation and amortization	32	209	118	755
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,001	6,890	743	4,960
Income/(loss) from Vessel Operations	(10)	(813)	425	432
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(10)	(813)	425	432
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(10)	(813)	425	432
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(10)	(813)	425	432
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(10)	$(813)	$425	$432

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$652	$839
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	35	4,778	(13)	3,427
	35	4,778	639	4,266
Operating Expenses:
Voyage expenses	6	2,819	(5)	1,319
Vessel expenses	0	18	188	1,117
Charter hire expenses	-	2,213	-	-
Depreciation and amortization	-	-	185	1,188
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	6	5,050	368	3,624
Income/(loss) from Vessel Operations	28	(272)	271	642
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	28	(272)	271	642
Other Income/(expense)	-	-	(0)	(1)
Income/(loss) before Interest Expense and Income Taxes	28	(272)	270	641
Interest Expense	-	-	(51)	(333)
Income/(loss) before Reorganization Items and Income Taxes	28	(272)	219	309
Reorganization Items, net	2	(6)	(45)	26
Income/(loss) before Income Taxes	$27	$(266)	$264	$282

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Limar Charter Corporation		Luxmar Product Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	1,769	636	6,163
	-	1,769	636	6,163
Operating Expenses:
Voyage expenses	-	849	467	3,878
Vessel expenses	(59)	278	209	1,363
Charter hire expenses	-	765	-	-
Depreciation and amortization	-	437	238	1,549
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(59)	2,329	914	6,790
Income/(loss) from Vessel Operations	59	(560)	(278)	(626)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	59	(560)	(278)	(626)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	59	(560)	(278)	(626)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	59	(560)	(278)	(626)
Reorganization Items, net	-	2,515	-	-
Income/(loss) before Income Taxes	$59	$(3,074)	$(278)	$(626)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Luxmar Tanker LLC		Majestic Tankers Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(10)	$2,530
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	(10)	2,530
Operating Expenses:
Voyage expenses	-	6	102	267
Vessel expenses	2	12	410	2,779
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	373	2,395
General and administrative	0	0	-	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	2	18	885	5,441
Income/(loss) from Vessel Operations	(2)	(18)	(895)	(2,910)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	(18)	(895)	(2,910)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(2)	(18)	(895)	(2,910)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2)	(18)	(895)	(2,910)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(2)	$(18)	$(895)	$(2,910)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Oak Tanker Corporation		Maremar Product Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$739	$3,900	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	739	3,903	-	-
Operating Expenses:
Voyage expenses	(1)	107	-	-
Vessel expenses	177	1,562	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	454	2,914	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	630	4,584	-	(3)
Income/(loss) from Vessel Operations	109	(681)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	109	(681)	-	3
Other Income/(expense)	(3)	(14)	-	-
Income/(loss) before Interest Expense and Income Taxes	106	(694)	-	3
Interest Expense	(207)	(1,440)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(101)	(2,134)	-	3
Reorganization Items, net	7	121	-	-
Income/(loss) before Income Taxes	$(108)	$(2,256)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Maremar Tanker LLC		Marilyn Vessel Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	438	5,088	-	-
	438	5,088	-	-
Operating Expenses:
Voyage expenses	389	3,263	-	-
Vessel expenses	210	1,299	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	172	1,414	-	-
General and administrative	(0)	5	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	771	5,982	-	-
Income/(loss) from Vessel Operations	(332)	(894)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(332)	(894)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(332)	(894)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(332)	(894)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(332)	$(894)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,047	6,531	-	-
	1,047	6,531	-	-
Operating Expenses:
Voyage expenses	527	2,872	-	-
Vessel expenses	154	1,143	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	140	897	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	822	4,911	-	-
Income/(loss) from Vessel Operations	225	1,619	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	225	1,619	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	225	1,619	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	225	1,619	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$225	$1,619	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Mykonos Tanker LLC		Nedimar Charter Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,590	10,668	(0)	832
	1,590	10,668	(0)	832
Operating Expenses:
Voyage expenses	561	4,380	-	434
Vessel expenses	272	1,905	8	469
Charter hire expenses	-	-	-	613
Depreciation and amortization	173	1,097	-	172
General and administrative	15	105	-	-
(Gain)/loss on disposal of vessels	-	19	-	-
Total Operating Expenses	1,022	7,506	8	1,688
Income/(loss) from Vessel Operations	568	3,161	(8)	(856)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	568	3,161	(8)	(856)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	568	3,161	(8)	(856)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	568	3,161	(8)	(856)
Reorganization Items, net	-	-	-	174
Income/(loss) before Income Taxes	$568	$3,161	$(8)	$(1,031)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$147	$3,517	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	147	3,517	-	-
Operating Expenses:
Voyage expenses	-	172	-	-
Vessel expenses	221	1,582	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	454	2,912	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	675	4,666	-	-
Income/(loss) from Vessel Operations	(528)	(1,149)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(528)	(1,149)	-	-
Other Income/(expense)	(1)	(6)	-	-
Income/(loss) before Interest Expense and Income Taxes	(529)	(1,155)	-	-
Interest Expense	(201)	(1,405)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(730)	(2,559)	-	-
Reorganization Items, net	7	121	-	-
Income/(loss) before Income Taxes	$(738)	$(2,681)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Oceania Tanker Corporation		OSG 192 LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$715	$-	$-
Time and bareboat charter revenues	-	-	806	4,242
Voyage charter revenues	-	-	1	23
	-	715	807	4,266
Operating Expenses:
Voyage expenses	-	288	11	56
Vessel expenses	171	1,523	17	348
Charter hire expenses	-	-	-	-
Depreciation and amortization	328	2,069	178	1,732
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	500	3,880	206	2,136
Income/(loss) from Vessel Operations	(500)	(3,165)	601	2,130
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(500)	(3,165)	601	2,130
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(500)	(3,165)	601	2,130
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(500)	(3,165)	601	2,130
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(500)	$(3,165)	$601	$2,130

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG 209 LLC		OSG 214 LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	798	5,047	782	4,768
Voyage charter revenues	4	107	90	394
	802	5,155	872	5,162
Operating Expenses:
Voyage expenses	12	156	94	466
Vessel expenses	59	276	79	346
Charter hire expenses	-	-	-	-
Depreciation and amortization	187	1,209	233	1,508
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	258	1,641	405	2,320
Income/(loss) from Vessel Operations	544	3,514	466	2,842
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	544	3,514	466	2,842
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	544	3,514	466	2,842
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	544	3,514	466	2,842
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$544	$3,514	$466	$2,842

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG 215 Corporation		OSG 242 LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,372	8,090
Voyage charter revenues	-	-	21	923
	-	-	1,394	9,012
Operating Expenses:
Voyage expenses	-	-	17	443
Vessel expenses	-	-	66	245
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	215	1,385
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	297	2,073
Income/(loss) from Vessel Operations	-	-	1,096	6,939
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,096	6,939
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,096	6,939
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,096	6,939
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$1,096	$6,939

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG 243 LLC		OSG 244 LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,395	3,047	868	5,544
Voyage charter revenues	(47)	4,319	15	126
	1,348	7,367	883	5,670
Operating Expenses:
Voyage expenses	38	756	10	72
Vessel expenses	60	332	28	283
Charter hire expenses	-	-	-	-
Depreciation and amortization	249	1,515	230	1,486
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	347	2,603	269	1,842
Income/(loss) from Vessel Operations	1,001	4,763	614	3,828
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,001	4,763	614	3,828
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,001	4,763	614	3,828
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,001	4,763	614	3,828
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$1,001	$4,763	$614	$3,828

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG 252 LLC		OSG 254 LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,054	4,031	-	-
Voyage charter revenues	31	4,407	1,054	5,819
	1,085	8,438	1,054	5,819
Operating Expenses:
Voyage expenses	6	1,290	14	97
Vessel expenses	47	222	71	354
Charter hire expenses	-	-	-	-
Depreciation and amortization	239	1,547	270	1,806
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	292	3,059	354	2,257
Income/(loss) from Vessel Operations	792	5,379	700	3,562
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	792	5,379	700	3,562
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	792	5,379	700	3,562
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	792	5,379	700	3,562
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$792	$5,379	$700	$3,562

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG 300 LLC		OSG 400 LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	-	-	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG America L.P.		OSG America LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	2,517	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	383	2,516	-	-
Income/(loss) from Vessel Operations	(383)	(2,516)	-	-
Equity in Income/(loss) of Affiliated Companies	-	2,988	-	-
Operating Income/(loss)	(383)	472	-	-
Other Income/(expense)	15	53	-	-
Income/(loss) before Interest Expense and Income Taxes	(369)	524	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(369)	524	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(369)	$524	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Clean Products International, Inc.		OSG Columbia LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	269	1,497
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	75	484
General and administrative	-	-	8	45
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	351	2,026
Income/(loss) from Vessel Operations	-	-	(351)	(2,026)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(351)	(2,026)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(351)	(2,026)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(351)	(2,026)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(351)	$(2,026)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Constitution LLC		OSG Courageous LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(0)	-	274	1,532
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	78	500
General and administrative	-	-	7	45
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(0)	-	359	2,077
Income/(loss) from Vessel Operations	0	-	(359)	(2,077)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	-	(359)	(2,077)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	-	(359)	(2,077)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	-	(359)	(2,077)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$0	$-	$(359)	$(2,077)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	5,205	29,392	-	-
	5,205	29,392	-	-
Operating Expenses:
Voyage expenses	771	5,425	-	-
Vessel expenses	1,027	7,483	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,133	7,210	-	-
General and administrative	23	138	-	-
(Gain)/loss on disposal of vessels	-	-	(99)	(84)
Total Operating Expenses	2,954	20,256	(99)	(84)
Income/(loss) from Vessel Operations	2,251	9,137	99	84
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2,251	9,137	99	84
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,251	9,137	99	84
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2,251	9,137	99	84
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$2,251	$9,137	$99	$84

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Endeavor LLC		OSG Endurance LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	191	1,376
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	90	545
General and administrative	-	-	7	43
(Gain)/loss on disposal of vessels	15	31	-	-
Total Operating Expenses	15	31	287	1,963
Income/(loss) from Vessel Operations	(15)	(31)	(287)	(1,963)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(15)	(31)	(287)	(1,963)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(15)	(31)	(287)	(1,963)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(15)	(31)	(287)	(1,963)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(15)	$(31)	$(287)	$(1,963)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Enterprise LLC		OSG Financial Corp.
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	271	1,492	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	110	718	-	-
General and administrative	7	42	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	388	2,253	-	-
Income/(loss) from Vessel Operations	(388)	(2,253)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(388)	(2,253)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(388)	(2,253)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(388)	(2,253)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(388)	$(2,253)	$-	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Freedom LLC		OSG Honour LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	0	30	265	1,508
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	60	392
General and administrative	-	-	7	45
(Gain)/loss on disposal of vessels	-	709	-	-
Total Operating Expenses	0	1,029	332	1,944
Income/(loss) from Vessel Operations	(0)	(1,029)	(332)	(1,944)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(1,029)	(332)	(1,944)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(1,029)	(332)	(1,944)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(1,029)	(332)	(1,944)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(0)	$(1,029)	$(332)	$(1,944)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Independence LLC		OSG Intrepid LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	239	1,445	261	1,582
Charter hire expenses	-	-	-	-
Depreciation and amortization	72	431	79	648
General and administrative	7	44	7	46
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	318	1,928	347	2,276
Income/(loss) from Vessel Operations	(318)	(1,928)	(347)	(2,276)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(318)	(1,928)	(347)	(2,276)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(318)	(1,928)	(347)	(2,276)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(318)	(1,928)	(347)	(2,276)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(318)	$(1,928)	$(347)	$(2,276)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Liberty LLC		OSG Lightering LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$(1)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	7,485	43,501
	-	-	7,485	43,501
Operating Expenses:
Voyage expenses	-	-	4,730	28,762
Vessel expenses	-	0	5	122
Charter hire expenses	-	-	3,206	15,538
Depreciation and amortization	-	-	128	893
General and administrative	-	-	287	1,577
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	0	8,356	46,892
Income/(loss) from Vessel Operations	-	(0)	(871)	(3,391)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(0)	(871)	(3,391)
Other Income/(expense)	-	-	1	5
Income/(loss) before Interest Expense and Income Taxes	-	(0)	(870)	(3,386)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(0)	(870)	(3,386)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(0)	$(870)	$(3,386)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Mariner LLC		OSG Maritrans Parent LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	39
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	15	31	-	-
Total Operating Expenses	15	31	6	39
Income/(loss) from Vessel Operations	(15)	(31)	(6)	(39)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(15)	(31)	(6)	(39)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(15)	(31)	(6)	(39)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(15)	(31)	(6)	(39)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(15)	$(31)	$(6)	$(39)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Navigator LLC		OSG New York, Inc.
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$588	$3,459
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(0)	4,014
	-	-	588	7,474
Operating Expenses:
Voyage expenses	-	-	0	2,131
Vessel expenses	242	1,461	3	42
Charter hire expenses	-	-	691	6,108
Depreciation and amortization	71	465	-	-
General and administrative	7	45	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	321	1,970	694	8,280
Income/(loss) from Vessel Operations	(321)	(1,970)	(106)	(807)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(321)	(1,970)	(106)	(807)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(321)	(1,970)	(106)	(807)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(321)	(1,970)	(106)	(807)
Reorganization Items, net	-	-	2	6
Income/(loss) before Income Taxes	$(321)	$(1,970)	$(108)	$(813)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Product Tankers, LLC		OSG Quest LLC
	May 1 - 31, 2013	November 14, 2012- May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	8	20
Total Operating Expenses	-	-	8	20
Income/(loss) from Vessel Operations	-	-	(8)	(20)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(8)	(20)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(8)	(20)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(8)	(20)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(8)	$(20)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Seafarer LLC		OSG Ship Management, Inc.
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	267	1,818
General and administrative	-	-	4,559	25,754
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	(0)	4,826	27,572
Income/(loss) from Vessel Operations	-	0	(4,826)	(27,572)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(4,826)	(27,572)
Other Income/(expense)	-	-	0	3
Income/(loss) before Interest Expense and Income Taxes	-	0	(4,826)	(27,570)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(4,826)	(27,570)
Reorganization Items, net	-	-	65	185
Income/(loss) before Income Taxes	$-	$0	$(4,891)	$(27,755)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	OSG Valour LLC		Overseas Allegiance Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Overseas Anacortes LLC		Overseas Boston LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	2,015	11,614	1,651	10,597
Voyage charter revenues	-	8	-	26
	2,015	11,622	1,651	10,622
Operating Expenses:
Voyage expenses	25	153	23	162
Vessel expenses	557	3,553	497	3,645
Charter hire expenses	785	5,093	773	5,009
Depreciation and amortization	8	54	33	209
General and administrative	17	108	16	110
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,392	8,962	1,342	9,134
Income/(loss) from Vessel Operations	623	2,660	309	1,488
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	623	2,660	309	1,488
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	623	2,660	309	1,488
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	623	2,660	309	1,488
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$623	$2,660	$309	$1,488

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Overseas Diligence LLC		Overseas Galena Bay LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Overseas Houston LLC		Overseas Integrity LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	9,303	-	-
Voyage charter revenues	-	-	-	-
	1,449	9,303	-	-
Operating Expenses:
Voyage expenses	6	39	-	-
Vessel expenses	539	3,574	-	(3)
Charter hire expenses	735	4,760	-	-
Depreciation and amortization	62	406	-	-
General and administrative	16	109	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,358	8,888	-	(3)
Income/(loss) from Vessel Operations	91	415	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	91	415	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	91	415	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	91	415	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$91	$415	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Overseas Long Beach LLC		Overseas Los Angeles LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,442	9,254	1,442	9,246
Voyage charter revenues	-	-	-	7
	1,442	9,254	1,442	9,253
Operating Expenses:
Voyage expenses	12	77	12	84
Vessel expenses	558	3,601	572	3,639
Charter hire expenses	736	4,766	739	4,788
Depreciation and amortization	45	283	47	267
General and administrative	16	108	17	109
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,368	8,836	1,385	8,886
Income/(loss) from Vessel Operations	74	418	56	366
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	74	418	56	366
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	74	418	56	366
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	74	418	56	366
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$74	$418	$56	$366

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Overseas Martinez LLC		Overseas New Orleans LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,651	9,989	-	-
Voyage charter revenues	-	26	-	-
	1,651	10,015	-	-
Operating Expenses:
Voyage expenses	19	158	-	-
Vessel expenses	834	4,002	-	5
Charter hire expenses	784	5,039	-	-
Depreciation and amortization	41	105	-	-
General and administrative	17	110	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,695	9,415	-	5
Income/(loss) from Vessel Operations	(44)	601	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(44)	601	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(44)	601	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(44)	601	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(44)	$601	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Overseas New York LLC		Overseas Nikiski LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	8,333	1,651	10,597
Voyage charter revenues	-	-	-	29
	1,449	8,333	1,651	10,626
Operating Expenses:
Voyage expenses	6	35	21	173
Vessel expenses	532	3,650	641	3,665
Charter hire expenses	742	4,814	774	5,016
Depreciation and amortization	40	279	46	293
General and administrative	16	108	17	110
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,337	8,886	1,499	9,258
Income/(loss) from Vessel Operations	113	(553)	152	1,368
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	113	(553)	152	1,368
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	113	(553)	152	1,368
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	113	(553)	152	1,368
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$113	$(553)	$152	$1,368

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	10	-	-
Income/(loss) from Vessel Operations	-	(10)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(10)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(10)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(10)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(10)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,450	27,936
Voyage charter revenues	-	-	42	42
	-	-	4,492	27,978
Operating Expenses:
Voyage expenses	-	-	34	218
Vessel expenses	-	3	1,154	7,426
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	909	5,857
General and administrative	-	-	34	221
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	3	2,131	13,722
Income/(loss) from Vessel Operations	-	(3)	2,361	14,256
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,361	14,256
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,361	14,256
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,361	14,256
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(3)	$2,361	$14,256

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Overseas Tampa LLC		Overseas Texas City LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,798	11,542	2,015	12,189
Voyage charter revenues	3	24	1	3
	1,801	11,566	2,016	12,192
Operating Expenses:
Voyage expenses	25	169	26	158
Vessel expenses	556	3,641	538	3,643
Charter hire expenses	811	5,213	747	4,798
Depreciation and amortization	2	14	18	97
General and administrative	17	109	17	110
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,411	9,146	1,345	8,805
Income/(loss) from Vessel Operations	390	2,421	671	3,387
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	390	2,421	671	3,387
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	390	2,421	671	3,387
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	390	2,421	671	3,387
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$390	$2,421	$671	$3,387

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Pearlmar Limited		Petromar Limited
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$673	$3,474	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	9	723	5,012
	673	3,483	723	5,012
Operating Expenses:
Voyage expenses	(0)	5	323	2,687
Vessel expenses	97	1,719	180	1,145
Charter hire expenses	-	-	-	-
Depreciation and amortization	219	1,407	172	1,106
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	316	3,130	675	4,938
Income/(loss) from Vessel Operations	357	353	48	74
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	357	353	48	74
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	357	353	48	74
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	357	353	48	74
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$357	$353	$48	$74

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Pisces Tanker Corporation		Polaris Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(1)	4,018	0	3,812
	(1)	4,018	0	3,812
Operating Expenses:
Voyage expenses	(3)	2,377	(3)	2,366
Vessel expenses	0	33	(1)	11
Charter hire expenses	-	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(3)	4,760	(4)	4,373
Income/(loss) from Vessel Operations	2	(741)	4	(561)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2	(741)	4	(561)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2	(741)	4	(561)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2	(741)	4	(561)
Reorganization Items, net	2	(1)	2	5
Income/(loss) before Income Taxes	$(0)	$(741)	$2	$(566)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Queens Product Tanker Corporation		Reymar Limited
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$646	$2,991
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(10)	9	-	9
	(10)	9	646	3,000
Operating Expenses:
Voyage expenses	-	2	2	8
Vessel expenses	1	94	229	2,178
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	197	1,270
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1	96	428	3,456
Income/(loss) from Vessel Operations	(10)	(88)	218	(456)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(10)	(88)	218	(456)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(10)	(88)	218	(456)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(10)	(88)	218	(456)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(10)	$(88)	$218	$(456)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Rich Tanker Corporation		Rimar Chartering Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	1,153	5,385	-	841
	1,153	5,840	-	841
Operating Expenses:
Voyage expenses	692	2,827	1	500
Vessel expenses	5	39	(2)	378
Charter hire expenses	403	2,118	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,099	4,984	(1)	1,584
Income/(loss) from Vessel Operations	54	856	1	(743)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	54	856	1	(743)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	54	856	1	(743)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	54	856	1	(743)
Reorganization Items, net	-	-	-	(1,856)
Income/(loss) before Income Taxes	$54	$856	$1	$1,113

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Rosalyn Tanker Corporation		Rosemar Limited
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$28	$1,816	$-	$-
Time and bareboat charter revenues	-	-	365	2,381
Voyage charter revenues	-	-	-	7
	28	1,816	365	2,388
Operating Expenses:
Voyage expenses	33	163	11	68
Vessel expenses	185	2,208	167	1,345
Charter hire expenses	-	-	-	-
Depreciation and amortization	263	1,496	216	1,379
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	481	3,867	394	2,792
Income/(loss) from Vessel Operations	(454)	(2,051)	(28)	(403)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(454)	(2,051)	(28)	(403)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(454)	(2,051)	(28)	(403)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(454)	(2,051)	(28)	(403)
Reorganization Items, net	5	26	-	-
Income/(loss) before Income Taxes	$(459)	$(2,078)	$(28)	$(403)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Rubymar Limited		Sakura Transport Corp.
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$779	$4,206
Time and bareboat charter revenues	262	1,832	-	-
Voyage charter revenues	-	-	-	-
	262	1,832	779	4,206
Operating Expenses:
Voyage expenses	-	(0)	(0)	187
Vessel expenses	0	(5)	223	1,563
Charter hire expenses	-	-	-	-
Depreciation and amortization	207	1,334	249	1,607
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	207	1,329	472	3,357
Income/(loss) from Vessel Operations	55	504	307	850
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	55	504	307	850
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	55	504	307	850
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	55	504	307	850
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$55	$504	$307	$850

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Samar Product Tanker Corporation		Santorini Tanker LLC
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	396	2,496	-	-
Voyage charter revenues	-	(1)	1,727	9,575
	396	2,495	1,727	9,575
Operating Expenses:
Voyage expenses	10	81	659	3,558
Vessel expenses	149	1,100	396	2,052
Charter hire expenses	-	-	-	-
Depreciation and amortization	185	1,185	171	1,097
General and administrative	-	-	16	98
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	344	2,366	1,242	6,806
Income/(loss) from Vessel Operations	52	129	484	2,769
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	52	129	484	2,769
Other Income/(expense)	(0)	(1)	-	-
Income/(loss) before Interest Expense and Income Taxes	52	128	484	2,769
Interest Expense	(46)	(302)	-	-
Income/(loss) before Reorganization Items and Income Taxes	5	(174)	484	2,769
Reorganization Items, net	5	26	-	-
Income/(loss) before Income Taxes	$0	$(200)	$484	$2,769

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$(11)	$518	$310	$1,781
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	838	1,795	-	-
	827	2,313	310	1,781
Operating Expenses:
Voyage expenses	360	1,048	-	(6)
Vessel expenses	224	723	261	1,600
Charter hire expenses	139	1,045	-	-
Depreciation and amortization	15	100	142	919
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	738	2,916	403	2,513
Income/(loss) from Vessel Operations	89	(604)	(93)	(732)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	89	(604)	(93)	(732)
Other Income/(expense)	53	(13)	-	-
Income/(loss) before Interest Expense and Income Taxes	142	(617)	(93)	(732)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	142	(617)	(93)	(732)
Reorganization Items, net	14	28	-	-
Income/(loss) before Income Taxes	$129	$(645)	$(93)	$(732)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Shirley Tanker SRL		Sifnos Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$310	$1,733	$473	$2,948
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	310	1,733	473	2,948
Operating Expenses:
Voyage expenses	-	(62)	-	15
Vessel expenses	199	2,022	181	1,205
Charter hire expenses	-	-	194	1,966
Depreciation and amortization	315	2,028	17	101
General and administrative	15	59	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	530	4,047	391	3,287
Income/(loss) from Vessel Operations	(220)	(2,315)	82	(340)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(220)	(2,315)	82	(340)
Other Income/(expense)	0	0	53	(13)
Income/(loss) before Interest Expense and Income Taxes	(220)	(2,315)	134	(353)
Interest Expense	(23)	(183)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(243)	(2,498)	134	(353)
Reorganization Items, net	5	26	-	-
Income/(loss) before Income Taxes	$(248)	$(2,524)	$134	$(353)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Silvermar Limited		Sixth Aframax Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$651	$3,292	$310	$532
Time and bareboat charter revenues	-	-	(3)	1,886
Voyage charter revenues	-	8	-	-
	651	3,300	307	2,418
Operating Expenses:
Voyage expenses	(2)	6	15	25
Vessel expenses	148	1,143	192	1,725
Charter hire expenses	-	-	-	-
Depreciation and amortization	214	1,375	139	897
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	360	2,524	346	2,648
Income/(loss) from Vessel Operations	291	776	(39)	(230)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	291	776	(39)	(230)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	291	776	(39)	(230)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	291	776	(39)	(230)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$291	$776	$(39)	$(230)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Skopelos Product Tanker Corporation		Star Chartering Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	457	2,605
Voyage charter revenues	950	6,573	-	-
	950	6,573	457	2,605
Operating Expenses:
Voyage expenses	507	4,100	-	-
Vessel expenses	196	1,215	2	14
Charter hire expenses	-	-	445	2,606
Depreciation and amortization	114	731	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	817	6,046	447	2,621
Income/(loss) from Vessel Operations	133	527	11	(16)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	133	527	11	(16)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	133	527	11	(16)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	133	527	11	(16)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$133	$527	$11	$(16)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$1,503	$9,918	$7	$1,398
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	7
	1,503	9,918	7	1,405
Operating Expenses:
Voyage expenses	-	(282)	0	18
Vessel expenses	6	110	(8)	530
Charter hire expenses	1,212	12,680	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	35	385	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,252	12,893	(8)	2,312
Income/(loss) from Vessel Operations	250	(2,975)	15	(907)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	250	(2,975)	15	(907)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	250	(2,975)	15	(907)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	250	(2,975)	15	(907)
Reorganization Items, net	-	-	-	452
Income/(loss) before Income Taxes	$250	$(2,975)	$15	$(1,359)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$1	$2,724
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	1	2,724
Operating Expenses:
Voyage expenses	-	-	108	189
Vessel expenses	-	-	209	1,881
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	268	1,728
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	585	3,798
Income/(loss) from Vessel Operations	-	-	(584)	(1,075)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(584)	(1,075)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(584)	(1,075)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(584)	(1,075)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(584)	$(1,075)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Transbulk Carriers, Inc.		Troy Chartering Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(0)	$1,200
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	(0)	1,212
Operating Expenses:
Voyage expenses	-	-	(6)	10
Vessel expenses	-	-	1	481
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	(5)	2,201
Income/(loss) from Vessel Operations	-	-	5	(989)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	5	(989)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	5	(989)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	5	(989)
Reorganization Items, net	-	-	-	464
Income/(loss) before Income Taxes	$-	$-	$5	$(1,454)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Troy Product Corporation		Urban Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$481	$2,934
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	481	2,926
Operating Expenses:
Voyage expenses	-	-	-	(29)
Vessel expenses	-	-	5	32
Charter hire expenses	-	-	403	2,236
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	408	2,238
Income/(loss) from Vessel Operations	-	-	73	688
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	73	688
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	73	688
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	73	688
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$73	$688

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Vega Tanker Corporation		View Tanker Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(8)	$(34)
Time and bareboat charter revenues	-	-	442	2,839
Voyage charter revenues	-	-	-	-
	-	-	434	2,804
Operating Expenses:
Voyage expenses	-	-	8	62
Vessel expenses	-	26	5	29
Charter hire expenses	-	-	208	1,726
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	26	221	1,816
Income/(loss) from Vessel Operations	-	(26)	213	988
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(26)	213	988
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(26)	213	988
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(26)	213	988
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(26)	$213	$988

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	32	3,793
	-	-	32	3,793
Operating Expenses:
Voyage expenses	-	-	(0)	1,971
Vessel expenses	-	-	-	5
Charter hire expenses	-	-	16	1,813
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	16	3,789
Income/(loss) from Vessel Operations	-	-	16	4
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	16	4
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	16	4
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	16	4
Reorganization Items, net	-	-	2	6
Income/(loss) before Income Taxes	$-	$-	$14	$(2)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Wind Aframax Tanker Corporation		Combined Debtors
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$17,162	$114,410
Time and bareboat charter revenues	-	-	31,875	195,187
Voyage charter revenues	-	-	30,387	231,320
	-	-	79,424	540,918
Operating Expenses:
Voyage expenses	-	-	14,725	115,705
Vessel expenses	-	-	21,748	148,333
Charter hire expenses	-	-	17,915	145,466
Depreciation and amortization	-	-	16,995	108,137
General and administrative	-	-	6,339	34,248
(Gain)/loss on disposal of vessels	-	-	(61)	594
Total Operating Expenses	-	-	77,662	552,484
Income/(loss) from Vessel Operations	-	-	1,762	(11,566)
Equity in Income/(loss) of Affiliated Companies	-	-	3,941	24,002
Operating Income/(loss)	-	-	5,703	12,436
Other Income/(expense)	-	-	(882)	(8,154)
Income/(loss) before Interest Expense and Income Taxes	-	-	4,821	4,282
Interest Expense	-	-	(1,505)	(7,103)
Income/(loss) before Reorganization Items and Income Taxes	-	-	3,316	(2,821)
Reorganization Items, net	-	-	4,222	45,439
Income/(loss) before Income Taxes	$-	$-	$(906)	$(48,260)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Eliminations		Consolidated Debtors
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$-	$(285)	$17,162	$114,125
Time and bareboat charter revenues	(421)	(6,291)	31,454	188,895
Voyage charter revenues	-	-	30,387	231,320
	(421)	(6,576)	79,003	534,341
Operating Expenses:
Voyage expenses	-	-	14,725	115,705
Vessel expenses	-	-	21,748	148,333
Charter hire expenses	(421)	(6,576)	17,494	138,890
Depreciation and amortization	-	-	16,995	108,137
General and administrative	-	-	6,339	34,248
(Gain)/loss on disposal of vessels	-	-	(61)	594
Total Operating Expenses	(421)	(6,576)	77,240	545,907
Income/(loss) from Vessel Operations	-	-	1,763	(11,566)
Equity in Income/(loss) of Affiliated Companies	-	-	3,941	24,001
Operating Income/(loss)	-	-	5,704	12,435
Other Income/(expense)	-	-	(882)	(8,154)
Income/(loss) before Interest Expense and Income Taxes	-	-	4,822	4,281
Interest Expense	-	-	(1,505)	(7,104)
Income/(loss) before Reorganization Items and Income Taxes	-	-	3,317	(2,823)
Reorganization Items, net	-	-	4,222	45,439
Income/(loss) before Income Taxes	$-	$-	$(905)	$(48,262)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Total Non-Debtors		Eliminations
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$0	$(45)	$-	$-
Time and bareboat charter revenues	-	47	-	-
Voyage charter revenues	-	(167)	-	-
	0	(165)	-	-
Operating Expenses:
Voyage expenses	1	(405)	-	-
Vessel expenses	(94)	1,101	-	-
Charter hire expenses	-	244	-	-
Depreciation and amortization	(73)	(413)	-	-
General and administrative	2,083	13,428	-	-
(Gain)/loss on disposal of vessels	-	(6)	-	-
Total Operating Expenses	1,917	13,950	-	-
Income/(loss) from Vessel Operations	(1,917)	(14,114)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1,917)	(14,114)	-	-
Other Income/(expense)	1,011	8,347	-	-
Income/(loss) before Interest Expense and Income Taxes	(906)	(5,767)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(906)	(5,767)	-	-
Reorganization Items, net	8	9	-	-
Income/(loss) before Income Taxes	$(913)	$(5,776)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods May 1 - 31, 2013 and November 14, 2012 to May 31, 2013

	Consolidated Overseas Shipholding Group, Inc.
	May 1 - 31, 2013	November 14, 2012 - May 31, 2013

Shipping Revenues:

Pool revenues	$17,163	$114,080
Time and bareboat charter revenues	31,454	188,943
Voyage charter revenues	30,387	231,154
	79,004	534,177
Operating Expenses:
Voyage expenses	14,726	115,300
Vessel expenses	21,654	149,434
Charter hire expenses	17,494	139,133
Depreciation and amortization	16,922	107,724
General and administrative	8,422	47,677
(Gain)/loss on disposal of vessels	(61)	586
Total Operating Expenses	79,157	559,854
Income/(loss) from Vessel Operations	(153)	(25,677)
Equity in Income/(loss) of Affiliated Companies	3,941	24,001
Operating Income/(loss)	3,788	(1,676)
Other Income/(expense)	129	193
Income/(loss) before Interest Expense and Income Taxes	3,917	(1,483)
Interest Expense	(1,505)	(7,104)
Income/(loss) before Reorganization Items and Income Taxes	2,412	(8,587)
Reorganization Items, net	4,230	45,448
Income/(loss) before Income Taxes	$(1,818)	$(54,035)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$286,788	$3,986	$97,895	$46,300	$32,100	$-	$-
Voyage receivables	530	0	(990)	(1,005)	-	-	2,611	4,367
Other receivables	26,385	26,352	13,363	13,057	746	571	27	46
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	16,696	10,823	(133)	54	-	-	75	237
Total Current Assets	363,738	323,964	16,227	110,002	47,046	32,671	2,713	4,650
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	50,585	49,186
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,951
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	52,797	51,137
Investments in Affiliated Companies	38	253	(2,998)	20,698	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-
Intercompany loans receivable and accrued interest	267,376	270,677	180,732	153,807	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	352,970	339,231	339,233	986,889	986,888	16,336	16,336
Pre-petition Intercompany receivables from non-debtors	10,840	10,840	1,487,388	1,487,354	4,045	4,045	-	-
Post-petition intercompany receivables from non-debtors	-	231	-	2,996	-	-	-	-
Post-petition Intercompany receivables from debtors	-	18,126	-	25,952	-	20,878	-	-
Other Assets	0	0	6	24	237	334	257	250
Total Assets	$1,789,319	$1,793,061	$4,057,090	$4,176,578	$2,550,477	$2,557,076	$72,103	$72,372

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	18,611	-	(175)	55	1,437	1,150	967
Total Current Liabilities Not Subject to Compromise	8,019	18,611	-	(175)	55	1,437	1,150	967

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	76,981	-	51,321	-	504
Post-petition intercompany payables to non-debtors	-	-	-	26,199	-	-	-	491
Post-petition intercompany payables to other debtors	-	6,532	-	81,218	-	4,320	-	257
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	213,101	208,297	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	221,120	233,440	-	184,222	55	57,077	1,150	2,219

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,716	50,033	33	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,165	59,165	28,127	28,127
Pre-petition intercompany payables to other debtors	29,734	44,070	1,932,666	1,954,310	1,079,806	1,079,805	-	-
Other liabilities	2,018,557	2,018,572	509	509	2,210	3,377	47,270	47,319
Total Liabilities Subject to Compromise	2,060,968	2,075,320	2,478,631	2,425,276	1,191,215	1,142,381	75,397	75,445

Total Liabilities	2,282,087	2,308,760	2,478,631	2,609,498	1,191,270	1,199,457	76,547	77,665
Equity:
Total Equity	(492,769)	(515,700)	1,578,459	1,567,080	1,359,207	1,357,619	(4,444)	(5,292)
Total Liabilities and Equity	$1,789,319	$1,793,061	$4,057,090	$4,176,578	$2,550,477	$2,557,076	$72,103	$72,372

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Africa Tanker Corporation		Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	1,547	1,281	153	1,348	2,957	3,413
Other receivables	(1)	(1)	11	(26)	(24)	(17)	2,741	131
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	18	155	21	55	21	53	528	435
Total Current Assets	18	154	1,579	1,310	150	1,384	6,226	3,978
Vessels and other property, less accumulated depreciation	-	-	34,822	33,754	34,750	33,691	228	-
Deferred drydock expenditures, net	-	-	674	458	401	237	1,800	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,496	34,212	35,151	33,928	2,028	-
Investments in Affiliated Companies	231,376	250,974	300	300	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	259,313	259,313	3,930	3,930	7,926	7,926	6,502	6,502
Pre-petition Intercompany receivables from non-debtors	4,350	4,350	0	0	-	-	14	14
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,922	-	772	-	1,211
Other Assets	-	-	53	64	67	59	55	-
Total Assets	$495,057	$514,792	$41,358	$41,737	$43,893	$44,669	$14,825	$11,705

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	44	22	708	690	116	85
Total Current Liabilities Not Subject to Compromise	-	-	44	22	708	690	116	85

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	304	-	398	-	-
Post-petition intercompany payables to other debtors	-	1,043	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	43	13	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	43	1,056	44	326	708	1,088	116	85

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17	17	6,818	6,818	7,706	7,706	26,898	26,898
Pre-petition intercompany payables to other debtors	39	39	238	238	222	222	2,722	2,722
Other liabilities	-	-	19,950	19,955	19,950	19,955	-	-
Total Liabilities Subject to Compromise	56	56	27,006	27,012	27,878	27,883	29,620	29,620

Total Liabilities	99	1,112	27,050	27,337	28,586	28,971	29,736	29,705
Equity:
Total Equity	494,959	513,680	14,308	14,400	15,308	15,698	(14,912)	(18,000)
Total Liabilities and Equity	$495,057	$514,792	$41,358	$41,737	$43,893	$44,669	$14,825	$11,705

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Alpha Tanker Corporation		Amalia Product Corporation		Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(62)	(62)	2,562	3,001	1,417	1,463	(22)	-
Other receivables	131	131	6	5	14	(17)	-	-
Inventory	-	-	38	-	318	606	-	-
Prepaid expenses and other current assets	-	-	388	83	21	47	1,071	-
Total Current Assets	69	69	2,995	3,089	1,769	2,099	1,049	-
Vessels and other property, less accumulated depreciation	-	-	51,954	50,389	26,361	25,452	-	-
Deferred drydock expenditures, net	-	-	1,747	1,489	1,657	1,438	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	53,701	51,878	28,018	26,890	-	-
Investments in Affiliated Companies	-	-	601	601	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	157	157	6,826	6,826	16,108	16,108	102	102
Pre-petition Intercompany receivables from non-debtors	481	481	-	-	-	-	783	783
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,285	-	1,295	-	840
Other Assets	-	-	(1)	(1)	33	26	-	208
Total Assets	$707	$706	$64,121	$64,678	$45,929	$46,418	$1,934	$1,934

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	41	123	374	501	4	4
Total Current Liabilities Not Subject to Compromise	-	-	41	123	374	501	4	4

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	41	123	374	501	4	4

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	6,322	6,322	17,078	17,078	-	-
Pre-petition intercompany payables to other debtors	147	147	3	3	335	335	840	840
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	147	147	6,325	6,325	17,413	17,413	840	840

Total Liabilities	147	147	6,366	6,448	17,787	17,914	844	844
Equity:
Total Equity	560	560	57,755	58,230	28,142	28,504	1,090	1,090
Total Liabilities and Equity	$707	$706	$64,121	$64,678	$45,929	$46,418	$1,934	$1,934

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Andromar Limited		Antigmar Limited		Aqua Tanker Corporation		Aquarius Tanker Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,480	1,574	270	1,293	455	453	2,193	313
Other receivables	20	(2)	(27)	(9)	3,779	3,779	15	366
Inventory	-	-	484	(0)	-	-	150	-
Prepaid expenses and other current assets	23	52	21	58	4,651	4,651	273	1
Total Current Assets	1,523	1,624	748	1,342	8,884	8,882	2,631	680
Vessels and other property, less accumulated depreciation	35,473	34,448	35,287	34,274	-	-	-	-
Deferred drydock expenditures, net	534	317	395	267	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	36,006	34,765	35,682	34,540	-	-	-	-
Investments in Affiliated Companies	600	600	600	600	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	14,837	14,837	15,228	15,228	199	199	19,515	19,515
Pre-petition Intercompany receivables from non-debtors	1	1	-	-	440	440	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	954	-	898	-	-	-	1,529
Other Assets	46	46	(24)	43	-	-	-	-
Total Assets	$53,013	$52,826	$52,233	$52,652	$9,523	$9,521	$22,146	$21,723

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	928	39	469	41	57	57	478	154
Total Current Liabilities Not Subject to Compromise	928	39	469	41	57	57	478	154

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	394	-	355	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	928	433	469	396	57	57	478	154

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,388	16,388	17,540	17,540	1,979	1,979	23,009	23,009
Pre-petition intercompany payables to other debtors	226	226	241	241	18	18	-	-
Other liabilities	19,950	19,955	19,950	19,955	-	-	-	-
Total Liabilities Subject to Compromise	36,564	36,570	37,731	37,736	1,997	1,997	23,009	23,009

Total Liabilities	37,492	37,003	38,200	38,132	2,053	2,053	23,487	23,163
Equity:
Total Equity	15,521	15,823	14,033	14,519	7,470	7,468	(1,340)	(1,439)
Total Liabilities and Equity	$53,013	$52,826	$52,233	$52,652	$9,523	$9,521	$22,146	$21,723

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,578	1,285	330	330	1,936	1,797	1,699	761
Other receivables	6	6	26	26	2	1	(4)	25
Inventory	-	-	-	-	182	452	323	704
Prepaid expenses and other current assets	29	52	31	31	23	51	19	57
Total Current Assets	1,612	1,343	386	387	2,143	2,301	2,037	1,546
Vessels and other property, less accumulated depreciation	35,133	34,086	-	-	35,037	33,992	41,872	40,997
Deferred drydock expenditures, net	762	512	-	-	726	514	-	-
Total Vessels, Deferred Drydock and Other Property	35,895	34,598	-	-	35,762	34,506	41,872	40,997
Investments in Affiliated Companies	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,075	-	-	-	2,286	-	4,535
Other Assets	30	44	-	-	(114)	(42)	2	2
Total Assets	$42,697	$43,220	$2,130	$2,130	$50,976	$52,235	$43,926	$47,096

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	42	21	-	-	571	825	63	1,052
Total Current Liabilities Not Subject to Compromise	42	21	-	-	571	825	63	1,052

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	458	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	42	478	-	-	571	825	63	1,052

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	19,950	19,955	-	-	-	-	-	-
Total Liabilities Subject to Compromise	28,159	28,165	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	28,202	28,643	1,193	1,193	10,616	10,869	42,851	43,840
Equity:
Total Equity	14,496	14,576	936	937	40,360	41,366	1,075	3,256
Total Liabilities and Equity	$42,697	$43,220	$2,130	$2,130	$50,976	$52,235	$43,926	$47,096

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	588	3,187	2,761	171	171	-	-
Other receivables	-	87	28	16	(53)	(53)	-	-
Inventory	433	-	-	-	-	-	-	-
Prepaid expenses and other current assets	605	0	96	248	221	221	-	7
Total Current Assets	1,941	675	3,311	3,025	339	339	-	7
Vessels and other property, less accumulated depreciation	-	-	38,944	37,814	-	-	59,564	60,785
Deferred drydock expenditures, net	-	-	1,486	1,304	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	39,118	-	-	59,564	60,785
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,106	-	-	-	-	-	-
Other Assets	(9)	(9)	(37)	7	-	-	-	-
Total Assets	$24,241	$24,081	$56,032	$54,478	$1,611	$1,611	$81,926	$83,154

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	66	321	403	249	249	-	52
Total Current Liabilities Not Subject to Compromise	59	66	321	403	249	249	-	52

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	339
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1,095	-	-	-	836
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	66	321	1,498	249	249	-	1,228

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	25,746	25,746	6,460	6,460	1,208	1,208	81,826	81,826

Total Liabilities	25,805	25,812	6,782	7,959	1,457	1,457	81,826	83,054
Equity:
Total Equity	(1,564)	(1,732)	49,250	46,519	154	154	100	100
Total Liabilities and Equity	$24,241	$24,081	$56,032	$54,478	$1,611	$1,611	$81,926	$83,154

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	697	958	710	-	195	6	205	12
Other receivables	13	467	(3)	(5)	22	0	(9)	(25)
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	44	-	-	-	47	90	33	84
Total Current Assets	753	1,425	707	(5)	264	96	230	71
Vessels and other property, less accumulated depreciation	141	-	-	-	36,005	34,919	37,294	36,174
Deferred drydock expenditures, net	65	-	-	-	358	183	306	170
Total Vessels, Deferred Drydock and Other Property	206	-	-	-	36,364	35,102	37,600	36,343
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,281	9,741	2,827	2,827	26,270	26,270	27,240	27,240
Pre-petition Intercompany receivables from non-debtors	-	-	25,270	25,270	4	4	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	438	-	1,234	-	1,221
Other Assets	105	-	(3)	(6)	-	-	(41)	1
Total Assets	$11,345	$11,165	$28,802	$28,524	$62,901	$62,705	$65,032	$64,879

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	609	723	279	41	461	434	489	419
Total Current Liabilities Not Subject to Compromise	609	723	279	41	461	434	489	419

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	547	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	(854)	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(245)	1,269	279	41	461	434	489	419

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	15,430	15,430	370	370	3,342	3,342	2,979	2,979
Pre-petition intercompany payables to other debtors	341	341	47,640	47,620	17,008	17,008	17,774	17,774
Other liabilities	-	-	-	0	-	-	-	-
Total Liabilities Subject to Compromise	15,771	15,771	48,010	47,990	20,350	20,350	20,753	20,753

Total Liabilities	15,526	17,040	48,289	48,031	20,811	20,784	21,242	21,172
Equity:
Total Equity	(4,181)	(5,875)	(19,488)	(19,507)	42,091	41,922	43,790	43,707
Total Liabilities and Equity	$11,345	$11,165	$28,802	$28,524	$62,901	$62,705	$65,032	$64,879

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Caribbean Tanker Corporation		Carina Tanker Corporation		Carl Product Corporation		Concept Tanker Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	887	968	908	630	2,622	3,210	1,991	1,180
Other receivables	908	(26)	-	-	11	(4)	-	-
Inventory	344	878	752	0	-	-	-	-
Prepaid expenses and other current assets	54	139	3	(0)	33	83	241	490
Total Current Assets	2,194	1,959	1,662	630	2,667	3,289	2,232	1,670
Vessels and other property, less accumulated depreciation	22,147	20,877	-	-	51,896	50,343	-	-
Deferred drydock expenditures, net	789	1,815	-	-	1,873	1,603	-	-
Total Vessels, Deferred Drydock and Other Property	22,935	22,692	-	-	53,768	51,945	-	-
Investments in Affiliated Companies	-	-	-	-	612	-	300	300
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	28,974	28,974	18,588	18,588	6,388	6,388	7,495	7,495
Pre-petition Intercompany receivables from non-debtors	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,856	-	2,808	-	741
Other Assets	14	6	-	-	(58)	(56)	-	-
Total Assets	$54,135	$53,648	$20,251	$21,074	$63,377	$64,374	$10,027	$10,205

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	651	1,091	19	201	102	1,204	-	-
Total Current Liabilities Not Subject to Compromise	651	1,091	19	201	102	1,204	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	983	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	493	-
Total Liabilities Not Subject to Compromise	651	2,074	19	201	102	1,204	493	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	20,445	20,445	24,230	24,230	6,327	6,327	11,522	11,522
Pre-petition intercompany payables to other debtors	3,073	3,073	-	-	2	2	1	1
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,518	23,518	24,230	24,230	6,330	6,330	11,523	11,523

Total Liabilities	24,169	25,592	24,249	24,432	6,431	7,534	12,015	11,523
Equity:
Total Equity	29,966	28,056	(3,998)	(3,357)	56,946	56,840	(1,989)	(1,317)
Total Liabilities and Equity	$54,135	$53,648	$20,251	$21,074	$63,377	$64,374	$10,027	$10,205

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation		DHT Ania Aframax Corp.
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	90	0	-	-	758	694	(40)	(40)
Other receivables	-	-	-	-	4	7	(15)	(4)
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	42	110	(60)	-
Total Current Assets	90	0	-	-	805	813	(115)	(44)
Vessels and other property, less accumulated depreciation	-	-	-	-	56,274	55,002	-	-
Deferred drydock expenditures, net	-	-	-	-	43	28	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	56,317	55,029	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	431	431	-	-	3,875	3,875	1,477	1,477
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	119	119
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	96	-	-	-	805	-	-
Other Assets	-	-	-	-	136	134	-	-
Total Assets	$522	$527	$-	$-	$61,132	$60,656	$1,481	$1,552

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	660	747	-	71
Total Current Liabilities Not Subject to Compromise	-	-	-	-	660	747	-	71

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	447	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	660	1,194	-	71

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	83	83	-	-	7,653	7,653	1,337	1,337
Pre-petition intercompany payables to other debtors	18	18	-	-	2	2	-	-
Other liabilities	10	10	-	-	36,973	36,991	-	-
Total Liabilities Subject to Compromise	111	111	-	-	44,628	44,646	1,337	1,337

Total Liabilities	111	111	-	-	45,288	45,839	1,337	1,408
Equity:
Total Equity	410	416	-	-	15,844	14,816	144	144
Total Liabilities and Equity	$522	$527	$-	$-	$61,132	$60,656	$1,481	$1,552

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	3,455	634	1,711	515	2,422	448	243	243
Other receivables	687	688	883	983	44	329	373	424
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	579	176	409	107	479	0	-	-
Total Current Assets	4,721	1,497	3,003	1,605	2,945	777	616	667
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,250	-	693	-	2,251	-	-
Other Assets	(1)	-	(5)	(15)	-	-	51	-
Total Assets	$37,873	$36,900	$17,655	$16,940	$30,772	$30,855	$2,608	$2,608

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	285	314	-	-	100	189	-	-
Total Current Liabilities Not Subject to Compromise	285	314	-	-	100	189	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	285	314	-	-	100	189	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28,300	28,300	18,440	18,440	22,718	22,718	1,046	1,046
Pre-petition intercompany payables to other debtors	-	-	1	1	955	955	835	835
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	28,300	28,300	18,441	18,441	23,673	23,673	1,881	1,881

Total Liabilities	28,585	28,614	18,441	18,441	23,773	23,863	1,881	1,881
Equity:
Total Equity	9,288	8,285	(786)	(1,501)	6,999	6,992	727	727
Total Liabilities and Equity	$37,873	$36,900	$17,655	$16,940	$30,772	$30,855	$2,608	$2,608

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	99	581	499	3,016	355	-	-
Other receivables	750	750	865	858	8	1,475	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	195	-	-
Total Current Assets	1,997	848	1,415	1,357	3,534	2,025	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,078	-	32	-	250	-	-
Other Assets	-	-	0	-	26	20	-	-
Total Assets	$15,262	$15,192	$11,965	$11,939	$14,624	$11,455	$-	$-

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	31	162	11	-	-
Total Current Liabilities Not Subject to Compromise	-	-	7	31	162	11	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	31	162	11	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	16,475	12,505	12,505	26,406	26,406	-	-
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	16,475	16,475	12,505	12,505	26,407	26,407	-	-

Total Liabilities	16,475	16,475	12,512	12,536	26,569	26,418	-	-
Equity:
Total Equity	(1,213)	(1,283)	(547)	(596)	(11,944)	(14,963)	-	-
Total Liabilities and Equity	$15,262	$15,192	$11,965	$11,939	$14,624	$11,455	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-
Voyage receivables	1,427	1,161	1,703	1,524	22	4	287	287
Other receivables	33	15	73	74	-	-	0	0
Inventory	-	-	-	-	-	-	(0)	(0)
Prepaid expenses and other current assets	46	112	42	109	335	496	0	0
Total Current Assets	1,506	1,288	1,819	1,708	357	499	288	288
Vessels and other property, less accumulated depreciation	23,283	22,608	56,928	55,850	-	-	-	-
Deferred drydock expenditures, net	1,671	1,450	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	24,954	24,058	56,928	55,850	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	7,170	7,170	2,383	2,383	5,755	5,755	7,053	7,053
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	370	-	-	-	-	-	-
Other Assets	85	87	290	167	-	-	-	-
Total Assets	$33,715	$32,972	$61,419	$60,108	$6,113	$6,255	$7,341	$7,341

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	119	132	423	196	2,054	517	995	995
Total Current Liabilities Not Subject to Compromise	119	132	423	196	2,054	517	995	995

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	539	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	283	-	695	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	119	132	423	1,019	2,054	1,212	995	995

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32,826	32,826	7,606	7,606	8,117	8,117	5,815	5,815
Pre-petition intercompany payables to other debtors	7	7	34	34	-	-	-	-
Other liabilities	-	(0)	36,973	36,991	-	-	-	-
Total Liabilities Subject to Compromise	32,833	32,833	44,613	44,631	8,117	8,117	5,815	5,815

Total Liabilities	32,952	32,965	45,036	45,650	10,170	9,328	6,810	6,810
Equity:
Total Equity	763	7	16,383	14,459	(4,058)	(3,074)	531	531
Total Liabilities and Equity	$33,715	$32,972	$61,419	$60,108	$6,113	$6,255	$7,341	$7,341

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation		Front President Inc.		Goldmar Limited
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	2,635	3,664	924	1,466	2,991	3,691	2,099	2,473
Other receivables	7	(17)	53	(2)	179	177	0	(0)
Inventory	-	-	893	1,569	-	-	-	-
Prepaid expenses and other current assets	107	299	216	139	90	236	33	77
Total Current Assets	2,749	3,946	2,086	3,171	3,261	4,105	2,132	2,550
Vessels and other property, less accumulated depreciation	38,368	36,836	21,167	19,961	105,641	103,531	34,252	33,116
Deferred drydock expenditures, net	2,032	1,489	1,676	1,259	-	267	1,546	1,612
Total Vessels, Deferred Drydock and Other Property	40,401	38,325	22,843	21,220	105,641	103,798	35,798	34,728
Investments in Affiliated Companies	-	-	-	-	-	-	641	641
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,750	21,750	30,407	30,407	65,978	65,978	19,307	19,307
Pre-petition Intercompany receivables from non-debtors	117	117	0	0	0	0	8	8
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,721	-	629	-	1,495
Other Assets	421	471	107	139	380	310	67	42
Total Assets	$65,438	$64,610	$55,442	$57,658	$175,261	$174,820	$57,955	$58,771

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	525	193	65	1,693	239	309	39	411
Total Current Liabilities Not Subject to Compromise	525	193	65	1,693	239	309	39	411

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	567	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	707	-	-
Post-petition intercompany payables to other debtors	-	1,518	-	795	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	525	1,711	65	2,488	239	1,584	39	411

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,373	11,373	22,491	22,491	12,424	12,424	5,499	5,499
Pre-petition intercompany payables to other debtors	10	10	3,432	3,432	3	3	11,659	11,659
Other liabilities	-	-	-	-	69,042	69,075	-	-
Total Liabilities Subject to Compromise	11,383	11,383	25,923	25,923	81,469	81,501	17,158	17,158

Total Liabilities	11,908	13,094	25,988	28,411	81,708	83,085	17,198	17,569
Equity:
Total Equity	53,530	51,516	29,454	29,247	93,553	91,735	40,757	41,202
Total Liabilities and Equity	$65,438	$64,610	$55,442	$57,658	$175,261	$174,820	$57,955	$58,771

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.		Jademar Limited
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,818	860	1,564	833	5,877	8,461	2,067	2,444
Other receivables	25	(10)	-	123	75	76	21	16
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	470	123	242	-	917	2,893	29	77
Total Current Assets	2,312	972	1,806	957	6,869	11,430	2,116	2,537
Vessels and other property, less accumulated depreciation	77	237	-	-	-	-	35,721	34,505
Deferred drydock expenditures, net	16	5	-	-	-	-	1,321	1,231
Total Vessels, Deferred Drydock and Other Property	93	242	-	-	-	-	37,042	35,735
Investments in Affiliated Companies	-	-	300	300	-	-	420	420
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,460	1,460	6,486	6,486	15,356	15,356	33,198	33,198
Pre-petition Intercompany receivables from non-debtors	9,871	9,871	2	2	49	49	5,584	5,584
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	911	-	-	-	1,866
Other Assets	(185)	(50)	-	-	-	-	(34)	(1)
Total Assets	$13,551	$12,495	$8,594	$8,655	$22,274	$26,835	$78,326	$79,340

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	224	493	-	109	5	240	53	390
Total Current Liabilities Not Subject to Compromise	224	493	-	109	5	240	53	390

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	628	-	-	-	7,547	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	(1,626)	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(1,402)	1,121	-	109	5	7,787	53	390

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	21,856	21,856	9,511	9,511	-	21,891	6,402	6,402
Pre-petition intercompany payables to other debtors	1	1	-	-	-	7,825	32,050	32,050
Other liabilities	-	-	-	-	0	-	-	-
Total Liabilities Subject to Compromise	21,857	21,857	9,511	9,511	0	29,716	38,453	38,453

Total Liabilities	20,455	22,978	9,511	9,621	5	37,503	38,506	38,843
Equity:
Total Equity	(6,905)	(10,484)	(918)	(965)	(7,448)	(10,668)	39,820	40,497
Total Liabilities and Equity	$13,551	$12,495	$8,594	$8,655	$(7,443)	$26,835	$78,326	$79,340

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	2,143	1,663	1,368	1,832
Other receivables	(19)	(19)	-	-	21	(15)	42	47
Inventory	-	-	-	-	524	556	216	392
Prepaid expenses and other current assets	0	-	-	-	240	253	263	54
Total Current Assets	(19)	(19)	-	-	2,928	2,457	1,889	2,325
Vessels and other property, less accumulated depreciation	-	-	-	-	982	886	35,080	34,324
Deferred drydock expenditures, net	-	-	-	-	164	75	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,146	960	35,080	34,324
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	1,372
Other Assets	(198)	(85)	-	-	(22)	(22)	(20)	(20)
Total Assets	$27,112	$27,226	$10,114	$10,114	$17,441	$16,783	$55,771	$56,824

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	56	82	-	-	719	409	99	719
Total Current Liabilities Not Subject to Compromise	56	82	-	-	719	409	99	719

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	49	-	-	-	466	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	56	131	-	-	719	875	99	719

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	5,558	5,558	8,114	8,114	23,418	23,418	15,205	15,205

Total Liabilities	5,614	5,690	8,114	8,114	24,137	24,293	15,304	15,924
Equity:
Total Equity	21,498	21,536	2,000	2,000	(6,696)	(7,510)	40,468	40,900
Total Liabilities and Equity	$27,112	$27,226	$10,114	$10,114	$17,441	$16,783	$55,771	$56,824

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	219	2,668	418	812	(82)	410	1,147
Other receivables	-	145	23	25	27	(5)	-	4
Inventory	259	-	479	(0)	206	(0)	52	592
Prepaid expenses and other current assets	273	0	27	76	246	11	(9)	51
Total Current Assets	3,397	363	3,198	519	1,290	(76)	454	1,795
Vessels and other property, less accumulated depreciation	-	-	55,430	54,271	199	-	23,904	22,841
Deferred drydock expenditures, net	-	-	-	-	3,322	-	482	1,377
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	54,271	3,521	-	24,386	24,218
Investments in Affiliated Companies	-	-	-	904	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,101	-	3,087	-	262	-	-
Other Assets	-	-	263	223	(26)	28	-	-
Total Assets	$22,868	$21,935	$65,882	$65,996	$13,253	$8,682	$48,847	$50,020

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	78	1,398	239	1,021	434	636	969
Total Current Liabilities Not Subject to Compromise	745	78	1,398	239	1,021	434	636	969

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	814	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,466
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	60	(134)	-	-
Total Liabilities Not Subject to Compromise	745	78	1,398	1,191	2,053	300	636	2,435

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407
Other liabilities	-	-	41,668	41,695	-	122	-	-
Total Liabilities Subject to Compromise	23,812	23,812	66,967	66,993	26,423	26,545	35,612	35,612

Total Liabilities	24,557	23,890	68,364	68,184	28,476	26,845	36,248	38,047
Equity:
Total Equity	(1,689)	(1,955)	(2,482)	(2,188)	(15,223)	(18,163)	12,600	11,973
Total Liabilities and Equity	$22,868	$21,935	$65,882	$65,996	$13,253	$8,682	$48,847	$50,020

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Luxmar Tanker LLC		Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	0	-	2,926	3,100	(430)	4,603	-	-
Other receivables	12	-	21	94	86	118	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	86	268	62	219	-	-
Total Current Assets	12	-	3,032	3,463	(282)	4,942	-	-
Vessels and other property, less accumulated depreciation	-	-	40,698	38,999	141,583	138,668	-	-
Deferred drydock expenditures, net	0	-	2,099	1,403	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	0	-	42,797	40,402	141,583	138,668	-	-
Investments in Affiliated Companies	-	-	-	-	3,629	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	56,792	56,792	11,354	11,354	40	40	99	99
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	536	-	12
Other Assets	13	110	(2)	(2)	1,143	1,143	9	-
Total Assets	$56,818	$56,902	$57,181	$55,216	$146,113	$145,329	$108	$111

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	121	147	461	403	424	189	-	-
Total Current Liabilities Not Subject to Compromise	121	147	461	403	424	189	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	959	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	668	-	-
Post-petition intercompany payables to other debtors	-	76	-	1,004	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	121	223	461	1,407	424	1,816	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	568	568	10,471	10,471	14,674	14,674	7	7
Pre-petition intercompany payables to other debtors	31,784	31,784	16	16	44,979	44,979	1	1
Other liabilities	-	-	-	-	87,005	87,046	-	-
Total Liabilities Subject to Compromise	32,351	32,351	10,487	10,487	146,658	146,698	8	8

Total Liabilities	32,472	32,574	10,949	11,894	147,081	148,514	8	8
Equity:
Total Equity	24,346	24,328	46,232	43,322	(968)	(3,185)	100	103
Total Liabilities and Equity	$56,818	$56,902	$57,181	$55,216	$146,113	$145,329	$108	$111

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Maremar Tanker LLC		Marilyn Vessel Corporation		Maritrans General Partner Inc.		Maritrans Operating Company L.P.
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	3,112	845	-	-	-	-	-	-
Other receivables	427	81	-	-	-	-	-	-
Inventory	198	485	-	-	-	-	-	-
Prepaid expenses and other current assets	36	31	-	-	-	-	-	-
Total Current Assets	3,772	1,442	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	24,600	23,507	-	-	-	-	-	-
Deferred drydock expenditures, net	310	114	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	24,910	23,621	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	(385)	(385)	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	40,336	40,336	901	901	-	-	53,629	53,629
Pre-petition Intercompany receivables from non-debtors	-	-	52	52	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,799	-	-	-	-	-	-
Other Assets	(216)	71	-	-	-	-	-	-
Total Assets	$68,802	$68,269	$953	$953	$(385)	$(385)	$53,629	$53,629

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	726	1,088	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	726	1,088	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	726	1,088	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	435	435	-	-	-	-	7	7
Pre-petition intercompany payables to other debtors	30,577	30,577	-	-	146	146	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	31,011	31,011	-	-	146	146	7	7

Total Liabilities	31,738	32,099	-	-	146	146	7	7
Equity:
Total Equity	37,064	36,170	953	953	(531)	(531)	53,622	53,622
Total Liabilities and Equity	$68,802	$68,269	$953	$953	$(385)	$(385)	$53,629	$53,629

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC		Nedimar Charter Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,078	1,795	-	-	881	1,675	1,553	314
Other receivables	(12)	(36)	-	-	-	500	(5)	(4)
Inventory	733	497	-	-	55	741	333	-
Prepaid expenses and other current assets	25	56	-	-	24	103	256	(0)
Total Current Assets	1,824	2,313	-	-	959	3,020	2,137	309
Vessels and other property, less accumulated depreciation	42,284	41,388	34,414	46,064	47,429	46,344	47	-
Deferred drydock expenditures, net	-	-	-	-	-	109	1,379	-
Total Vessels, Deferred Drydock and Other Property	42,284	41,388	34,414	46,064	47,429	46,453	1,426	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	0	0	5	5	47,635	47,615	12,466	12,466
Pre-petition Intercompany receivables from non-debtors	-	-	135	135	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,210	-	-	-	2,864	-	473
Other Assets	-	-	-	-	-	6	(41)	(38)
Total Assets	$44,109	$45,911	$34,554	$46,204	$96,023	$99,957	$15,991	$13,212

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	114	297	-	-	277	1,050	591	139
Total Current Liabilities Not Subject to Compromise	114	297	-	-	277	1,050	591	139

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	11,024	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	626	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	1,339	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	197	(243)
Total Liabilities Not Subject to Compromise	114	297	-	11,650	277	1,050	2,127	(104)

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	33,894	33,894	-	-	-	-
Pre-petition intercompany payables to non-debtors	22,672	22,672	345	345	47,682	47,682	24,337	24,337
Pre-petition intercompany payables to other debtors	19,387	19,387	214	214	26,607	26,607	9	9
Other liabilities	-	-	-	-	-	-	-	241
Total Liabilities Subject to Compromise	42,059	42,059	34,454	34,454	74,289	74,289	24,346	24,587

Total Liabilities	42,173	42,355	34,454	46,104	74,566	75,339	26,473	24,482
Equity:
Total Equity	1,936	3,555	100	100	21,457	24,618	(10,482)	(11,271)
Total Liabilities and Equity	$44,109	$45,911	$34,554	$46,204	$96,023	$99,957	$15,991	$13,212

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	(234)	4,069	-	-	2,100	(324)	(20)	-
Other receivables	115	108	-	-	114	567	-	-
Inventory	-	-	-	-	-	878	-	-
Prepaid expenses and other current assets	61	220	-	-	96	296	9	37
Total Current Assets	(57)	4,398	-	-	2,310	1,417	(11)	37
Vessels and other property, less accumulated depreciation	138,736	135,892	-	-	79,751	77,644	9,219	8,373
Deferred drydock expenditures, net	-	-	-	-	168	-	796	1,258
Total Vessels, Deferred Drydock and Other Property	138,736	135,892	-	-	79,920	77,644	10,015	9,631
Investments in Affiliated Companies	3,788	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	551	-	-	-	76	-	3,014
Other Assets	1,197	1,129	-	-	-	-	-	-
Total Assets	$144,086	$142,393	$-	$-	$167,097	$164,005	$37,244	$39,922

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	325	214	-	-	102	175	440	988
Total Current Liabilities Not Subject to Compromise	325	214	-	-	102	175	440	988

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	422	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	595	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	325	1,232	-	-	102	175	440	988

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,128	16,128	-	-	10,310	10,310	52	52
Pre-petition intercompany payables to other debtors	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	84,746	84,786	-	-	-	-	-	-
Total Liabilities Subject to Compromise	147,846	147,886	15	15	10,670	10,670	14,950	14,950

Total Liabilities	148,171	149,118	15	15	10,772	10,845	15,391	15,939
Equity:
Total Equity	(4,085)	(6,725)	(15)	(15)	156,325	153,160	21,853	23,984
Total Liabilities and Equity	$144,086	$142,393	$-	$0	$167,097	$164,005	$37,244	$39,922

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	4	34	90	-	-	1,551	(0)
Other receivables	265	265	298	299	-	-	284	251
Inventory	-	-	-	-	-	-	315	-
Prepaid expenses and other current assets	5	41	5	39	-	-	5	42
Total Current Assets	261	310	337	428	-	-	2,155	293
Vessels and other property, less accumulated depreciation	22,021	21,095	18,892	18,040	-	-	29,890	28,820
Deferred drydock expenditures, net	1,099	817	1,762	1,101	-	-	746	431
Total Vessels, Deferred Drydock and Other Property	23,121	21,912	20,653	19,141	-	-	30,636	29,251
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,304	-	4,660	-	-	-	10,524
Other Assets	19	(23)	-	-	-	-	17	17
Total Assets	$47,801	$50,902	$35,826	$39,065	$124	$124	$62,739	$70,016

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	51	398	795	-	-	1,084	1,422
Total Current Liabilities Not Subject to Compromise	464	51	398	795	-	-	1,084	1,422

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	51	398	795	-	-	1,084	1,422

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783

Total Liabilities	11,624	11,211	9,349	9,746	124	124	9,867	10,205
Equity:
Total Equity	36,177	39,691	26,477	29,319	(0)	(0)	52,872	59,811
Total Liabilities and Equity	$47,801	$50,902	$35,826	$39,065	$124	$124	$62,739	$70,016

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	OSG 243 LLC		OSG 244 LLC		OSG 252 LLC		OSG 254 LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,820	424	68	15	1,600	31	-	-
Other receivables	60	60	276	276	328	300	247	247
Inventory	166	-	-	-	278	-	-	-
Prepaid expenses and other current assets	15	40	5	38	5	40	5	40
Total Current Assets	2,061	523	350	328	2,211	371	252	287
Vessels and other property, less accumulated depreciation	31,327	30,285	16,006	14,909	18,995	17,967	21,186	20,009
Deferred drydock expenditures, net	703	1,338	1,102	864	1,152	633	1,870	2,110
Total Vessels, Deferred Drydock and Other Property	32,030	31,623	17,108	15,773	20,147	18,600	23,056	22,120
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,761	2,761	27,376	27,376	18,417	18,417	22,276	22,276
Pre-petition Intercompany receivables from non-debtors	25,647	25,647	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	35,373	-	4,749	-	8,459	-	4,502
Other Assets	(94)	(50)	-	-	(7)	-	-	-
Total Assets	$62,405	$95,877	$44,834	$48,227	$40,769	$45,847	$45,584	$49,184

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	20	738	474	39	386	85	1	39
Total Current Liabilities Not Subject to Compromise	20	738	474	39	386	85	1	39

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	27,991	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	20	28,729	474	39	386	85	1	39

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	70	70	51	51	53	53	55	55
Pre-petition intercompany payables to other debtors	10,001	10,001	11,421	11,421	1,872	1,872	5,994	5,994
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,070	10,070	11,472	11,472	1,925	1,925	6,048	6,048

Total Liabilities	10,090	38,799	11,946	11,511	2,312	2,010	6,050	6,087
Equity:
Total Equity	52,314	57,078	32,888	36,716	38,457	43,836	39,535	43,097
Total Liabilities and Equity	$62,405	$95,877	$44,834	$48,227	$40,769	$45,847	$45,584	$49,184

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	OSG 300 LLC		OSG 400 LLC		OSG America L.P.		OSG America LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-
Total Current Assets	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	0	0
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	84	84	4,141	4,141	-	-	458	458
Pre-petition Intercompany receivables from non-debtors	-	-	18,323	18,323	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-
Other Assets	-	-	532	532	-	-	-	-
Total Assets	$84	$84	$22,996	$22,996	$-	$-	$459	$459

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	(1)	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	(1)	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	6	-	-	-	1
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	(1)	6	-	-	-	1

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	50	50	-	-	-	-
Pre-petition intercompany payables to other debtors	-	-	6,183	6,183	79	79	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	-	-	6,233	6,233	79	79	-	-

Total Liabilities	-	-	6,232	6,239	79	79	-	1
Equity:
Total Equity	84	84	16,764	16,757	(79)	(79)	459	458
Total Liabilities and Equity	$84	$84	$22,996	$22,996	$-	$-	$459	$459

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.		OSG Columbia LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$23,350	$121,962	$-	$-	$-	$-	$-	$-
Voyage receivables	(1,501)	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	26	26
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(1)	-	-	-	-	-	4	22
Total Current Assets	21,847	121,962	-	-	-	-	29	47
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	7,024	6,794
Deferred drydock expenditures, net	-	-	-	-	-	-	602	348
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	7,626	7,142
Investments in Affiliated Companies	995	411	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	64,617	62,100	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	423,001	423,001	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	834,346	834,346	6,682	6,682	100	100	2,435	2,435
Pre-petition Intercompany receivables from non-debtors	1	1	205	205	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	60,237	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	(1)
Total Assets	$1,344,807	$1,502,058	$6,887	$6,887	$100	$100	$10,091	$9,623

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	16	19	-	-	-	-	125	137
Total Current Liabilities Not Subject to Compromise	16	19	-	-	-	-	125	137

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	1,897	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	153,476	-	-	-	-	-	1,547
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	16	155,392	-	-	-	-	125	1,683

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	134,975	0	0	-	-	33	33
Pre-petition intercompany payables to other debtors	-	686,794	6,899	6,899	-	-	9,323	9,323
Other liabilities	302	302	-	-	-	-	-	-
Total Liabilities Subject to Compromise	302	822,070	6,899	6,899	-	-	9,355	9,355

Total Liabilities	318	977,462	6,899	6,899	-	-	9,480	11,039
Equity:
Total Equity	522,721	524,596	(13)	(13)	100	100	611	(1,415)
Total Liabilities and Equity	$523,039	$1,502,058	$6,887	$6,887	$100	$100	$10,091	$9,623

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	5,421	4,282	-	-
Other receivables	-	-	10	10	63	64	-	-
Inventory	-	-	-	-	710	923	-	-
Prepaid expenses and other current assets	-	-	4	28	47	263	-	-
Total Current Assets	-	-	14	38	6,241	5,532	-	-
Vessels and other property, less accumulated depreciation	-	-	30,264	29,764	382,438	375,324	-	-
Deferred drydock expenditures, net	-	-	-	-	-	626	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	30,264	29,764	382,438	375,950	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	23,347	-	63
Other Assets	0	3	(2)	(1)	0	(46)	-	-
Total Assets	$1,070	$1,073	$32,339	$31,863	$508,278	$524,382	$1,272	$1,335

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	2	3	140	131	598	806	21	-
Total Current Liabilities Not Subject to Compromise	2	3	140	131	598	806	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2	-	1,611	-	6,759	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2	5	140	1,742	598	7,565	21	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	4,579	4,582	17,353	18,955	89,772	96,740	529	508
Equity:
Total Equity	(3,508)	(3,508)	14,986	12,908	418,506	427,643	743	827
Total Liabilities and Equity	$1,070	$1,073	$32,339	$31,863	$508,278	$524,382	$1,272	$1,335

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$256
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	23	23	10	16	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	4	28	4	21	-	-
Total Current Assets	-	-	27	51	14	36	16	256
Vessels and other property, less accumulated depreciation	-	-	32,214	31,681	4,238	4,078	-	-
Deferred drydock expenditures, net	-	-	-	164	1,494	936	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	31,845	5,732	5,013	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-
Other Assets	-	-	(30)	(29)	9	(5)	731	318
Total Assets	$-	$-	$32,280	$31,936	$8,895	$8,185	$10,999	$10,825

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	242	189	139	-	-
Total Current Liabilities Not Subject to Compromise	-	-	145	242	189	139	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	31	-	1,522	-	1,593	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	31	145	1,764	189	1,732	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457

Total Liabilities	421	453	15,828	17,448	8,638	10,181	9,457	9,457
Equity:
Total Equity	(421)	(453)	16,452	14,488	257	(1,996)	1,541	1,368
Total Liabilities and Equity	$-	$-	$32,280	$31,936	$8,895	$8,185	$10,999	$10,825

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	OSG Freedom LLC		OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	16	16	14	14	13	12
Inventory	0	-	-	-	-	-	-	-
Prepaid expenses and other current assets	5	8	4	21	4	22	4	21
Total Current Assets	5	8	20	37	18	36	17	32
Vessels and other property, less accumulated depreciation	1,478	-	3,802	3,633	6,615	6,397	2,897	2,692
Deferred drydock expenditures, net	-	-	848	639	311	612	1,219	1,130
Total Vessels, Deferred Drydock and Other Property	1,478	-	4,649	4,271	6,926	7,009	4,116	3,821
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	829	829	2,458	2,458	246	246	2	2
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	472	-	-	-	6,005	-	-
Other Assets	0	-	(3)	(2)	0	(1)	(8)	36
Total Assets	$2,312	$1,310	$7,124	$6,765	$7,191	$13,296	$4,126	$3,891

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	(7)	23	143	145	270	224	134	137
Total Current Liabilities Not Subject to Compromise	(7)	23	143	145	270	224	134	137

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1,583	-	8,078	-	2,037
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(7)	23	143	1,728	270	8,302	134	2,174

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	31	31	33	33	30	30
Pre-petition intercompany payables to other debtors	3,753	3,753	8,722	8,722	6,907	6,907	7,284	7,284
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	3,781	3,781	8,753	8,753	6,940	6,941	7,314	7,314

Total Liabilities	3,775	3,804	8,896	10,481	7,210	15,242	7,447	9,488
Equity:
Total Equity	(1,462)	(2,493)	(1,772)	(3,716)	(19)	(1,947)	(3,321)	(5,597)
Total Liabilities and Equity	$2,312	$1,310	$7,124	$6,765	$7,191	$13,296	$4,126	$3,891

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	OSG Liberty LLC		OSG Lightering LLC		OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$3,502	$10,195	$-	$-	$-	$-
Voyage receivables	-	-	8,284	11,412	-	-	-	-
Other receivables	-	-	9,798	4,901	-	-	-	-
Inventory	-	-	2,227	1,272	-	-	-	-
Prepaid expenses and other current assets	-	-	1,623	1,096	-	-	-	-
Total Current Assets	-	-	25,433	28,877	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	4,340	4,048	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	4,340	4,048	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	7,190	6,917	-	-	-	-
Goodwill	-	-	8,101	8,101	-	-	1,567	1,567
Investments in subsidiaries	-	-	-	-	2,000	2,000	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	9,493	9,493	127,232	127,232	-	-	2,650	2,650
Pre-petition Intercompany receivables from non-debtors	1	1	137,738	137,738	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1	-	1,771	-	-	-	-
Other Assets	(9)	(9)	-	-	-	-	-	-
Total Assets	$9,485	$9,486	$310,035	$314,684	$2,000	$2,000	$4,216	$4,216

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	(1)	-	3,384	8,521	-	-	-	-
Total Current Liabilities Not Subject to Compromise	(1)	-	3,384	8,521	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	494	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	3,186	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(1)	-	3,384	12,201	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32	32	127,578	127,578	-	-	-	-
Pre-petition intercompany payables to other debtors	10,766	10,766	167,222	166,275	1,999	1,999	2,650	2,650
Other liabilities	-	-	(11)	147	-	-	-	-
Total Liabilities Subject to Compromise	10,799	10,799	294,790	293,999	1,999	1,999	2,650	2,650

Total Liabilities	10,798	10,799	298,174	306,200	1,999	1,999	2,650	2,650
Equity:
Total Equity	(1,313)	(1,313)	11,861	8,484	1	1	1,567	1,567
Total Liabilities and Equity	$9,485	$9,486	$310,035	$314,684	$2,000	$2,000	$4,216	$4,216

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC		OSG New York, Inc.
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,178	3,170
Other receivables	-	-	-	-	18	18	-	11
Inventory	-	-	-	-	-	-	352	-
Prepaid expenses and other current assets	-	-	-	-	4	20	781	583
Total Current Assets	-	-	-	-	21	38	6,311	3,764
Vessels and other property, less accumulated depreciation	-	-	-	-	2,853	2,653	-	-
Deferred drydock expenditures, net	-	-	-	-	587	322	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	3,440	2,975	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	300	300
Intangible Assets, less accumulated amortization	-	-	606	567	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	103,806	103,806	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	-	-	19	19	21,479	21,479
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	2,643
Other Assets	-	-	-	-	(4)	-	-	-
Total Assets	$-	$-	$104,411	$104,373	$3,476	$3,032	$28,090	$28,185

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	167	127	506	180
Total Current Liabilities Not Subject to Compromise	-	-	-	-	167	127	506	180

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	31	-	-	-	1,567	-	1,235
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	31	-	-	167	1,693	506	1,415

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	-	-	30	30	26,292	26,292
Pre-petition intercompany payables to other debtors	311	311	120,341	120,341	6,801	6,801	10,719	10,719
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	422	422	120,341	120,341	6,831	6,831	37,011	37,011

Total Liabilities	422	453	120,341	120,341	6,999	8,525	37,517	38,425
Equity:
Total Equity	(422)	(453)	(15,930)	(15,969)	(3,523)	(5,493)	(9,427)	(10,240)
Total Liabilities and Equity	$-	$(0)	$104,411	$104,373	$3,476	$3,032	$28,090	$28,185

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-
Total Current Assets	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	100	100	-	-	-	-	1	-
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-
Total Assets	$100	$100	$-	$-	$-	$-	$1	$-

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	-	-	8	8	8	8	1	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	-	-	8	8	8	8	1	-

Total Liabilities	-	-	8	8	8	8	1	-
Equity:
Total Equity	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and Equity	$100	$100	$-	$-	$-	$-	$1	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$626
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	863
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	3,209
Total Current Assets	-	-	-	-	-	-	6,036	4,698
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	11,017
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	11,017
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	207,365
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	912
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	1,336
Other Assets	-	-	-	-	-	-	117	400
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$225,868

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	13,518
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	13,518

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	24	-	-	-	22,866
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	528	526
Total Liabilities Not Subject to Compromise	-	-	4	24	-	-	10,341	36,911

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	-	328
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	-	369,019
Other liabilities	-	-	-	-	-	-	23,988	19,851
Total Liabilities Subject to Compromise	16	16	201	201	370	370	23,988	389,198

Total Liabilities	16	16	205	225	370	370	34,328	426,109
Equity:
Total Equity	(16)	(16)	(140)	(161)	631	631	(190,740)	(200,241)
Total Liabilities and Equity	$-	$-	$64	$64	$1,000	$1,001	$(156,411)	$225,868

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	OSG Valour LLC		Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	13	-	-	-
Other receivables	-	-	-	-	28	17	21	78
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	450	864	448	858
Total Current Assets	-	-	-	-	492	881	468	936
Vessels and other property, less accumulated depreciation	-	-	-	-	274	220	171	118
Deferred drydock expenditures, net	-	-	-	-	4	106	606	423
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	279	327	776	541
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,163	1,163	2	2	42,388	42,388	40,291	40,291
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	30	30	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	3,448	-	2,053
Other Assets	-	-	-	-	2,141	1,975	1,159	1,028
Total Assets	$1,163	$1,163	$2	$2	$45,329	$49,049	$42,695	$44,849

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	1,193	2,275	1,192	1,864
Total Current Liabilities Not Subject to Compromise	-	-	-	-	1,193	2,275	1,192	1,864

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	1,193	2,275	1,192	1,864

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	106	106	91	91
Pre-petition intercompany payables to other debtors	1,075	1,075	2	2	35,688	35,688	36,030	36,030
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,075	1,075	2	2	35,794	35,794	36,122	36,122

Total Liabilities	1,075	1,075	2	2	36,986	38,068	37,313	37,986
Equity:
Total Equity	88	88	0	0	8,343	10,981	5,382	6,863
Total Liabilities and Equity	$1,163	$1,163	$2	$2	$45,329	$49,049	$42,695	$44,849

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Overseas Diligence LLC		Overseas Galena Bay LLC		Overseas Houston LLC		Overseas Integrity LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	137	137	276	276	289	298	8	100
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	357	684	-	-
Total Current Assets	137	137	276	276	646	983	8	100
Vessels and other property, less accumulated depreciation	-	-	-	-	143	93	-	-
Deferred drydock expenditures, net	-	-	-	-	2,793	2,439	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	2,936	2,532	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	311	311	4,465	4,465	35,162	35,162	1,150	1,150
Pre-petition Intercompany receivables from non-debtors	2	2	4	4	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	407	-	-
Other Assets	-	-	-	-	601	565	-	-
Total Assets	$451	$451	$4,744	$4,744	$39,345	$39,649	$1,157	$1,250

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	(0)	(0)	-	-	990	269	-	-
Total Current Liabilities Not Subject to Compromise	(0)	(0)	-	-	990	269	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	41
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	5,875	6,484	-	-
Total Liabilities Not Subject to Compromise	(0)	(0)	-	-	6,865	6,753	-	41

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	49	49	-	-	96	96	-	-
Pre-petition intercompany payables to other debtors	300	300	565	565	33,329	33,329	932	932
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	348	348	565	565	33,425	33,425	932	932

Total Liabilities	348	348	565	565	40,289	40,178	932	973
Equity:
Total Equity	103	103	4,179	4,179	(944)	(529)	225	277
Total Liabilities and Equity	$451	$451	$4,744	$4,744	$39,345	$39,649	$1,157	$1,250

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC		Overseas New Orleans LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	430	-	-
Other receivables	307	324	358	275	34	43	211	211
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	684	360	684	447	854	-	-
Total Current Assets	664	1,008	719	959	482	1,327	211	211
Vessels and other property, less accumulated depreciation	164	106	167	120	345	269	-	-
Deferred drydock expenditures, net	2,195	1,787	2,489	1,837	-	840	-	-
Total Vessels, Deferred Drydock and Other Property	2,359	1,893	2,656	1,957	345	1,109	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,775	35,774	34,432	34,432	14,892	14,892	3,717	3,717
Pre-petition Intercompany receivables from non-debtors	3	3	3	3	3	3	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	262	-	-	-	-	-	-
Other Assets	588	552	921	881	2,138	1,962	-	-
Total Assets	$39,388	$39,491	$38,730	$38,232	$17,860	$19,293	$3,928	$3,928

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,268	347	1,881	398	1,207	623	11	-
Total Current Liabilities Not Subject to Compromise	1,268	347	1,881	398	1,207	623	11	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	10	-	1,424	-	16
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,458	6,067	5,016	5,625	-	-	-	-
Total Liabilities Not Subject to Compromise	6,726	6,413	6,897	6,034	1,207	2,046	11	16

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	95	95	98	98	97	97	28	28
Pre-petition intercompany payables to other debtors	31,967	31,966	33,285	33,285	8,451	8,451	459	459
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	32,062	32,061	33,383	33,383	8,549	8,549	488	488

Total Liabilities	38,788	38,474	40,280	39,417	9,755	10,595	498	503
Equity:
Total Equity	600	1,017	(1,551)	(1,186)	8,104	8,698	3,430	3,425
Total Liabilities and Equity	$39,388	$39,491	$38,730	$38,232	$17,860	$19,293	$3,928	$3,928

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	5	-	-	-	-	-	-
Other receivables	119	120	30	64	-	-	211	211
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	683	448	858	-	-	-	-
Total Current Assets	476	808	477	921	-	-	211	211
Vessels and other property, less accumulated depreciation	51	40	244	160	-	-	-	-
Deferred drydock expenditures, net	209	2,223	891	630	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	260	2,263	1,134	790	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,091	-	-	-	-
Other Assets	1,189	1,098	1,246	1,153	-	-	66	68
Total Assets	$43,418	$45,662	$42,113	$44,212	$383	$383	$875	$877

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,043	858	1,239	1,977	-	-	-	-
Total Current Liabilities Not Subject to Compromise	1,043	858	1,239	1,977	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2,374	-	-	-	-	-	2
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	4,570	5,178	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,613	8,410	1,239	1,977	-	-	-	2

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	42,430	45,228	36,507	37,245	378	378	940	942
Equity:
Total Equity	987	434	5,606	6,967	4	4	(65)	(65)
Total Liabilities and Equity	$43,418	$45,662	$42,113	$44,212	$383	$383	$875	$877

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	(0)
Other receivables	222	222	-	-	-	-	188	190
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	280
Total Current Assets	222	222	-	-	7	-	436	470
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	238,539
Deferred drydock expenditures, net	-	-	-	-	-	-	235	220
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	238,760
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	471,451	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	22,000
Other Assets	-	-	-	-	-	-	88	193
Total Assets	$10,885	$10,885	$9	$9	$1,117,796	$1,156,444	$341,448	$357,853

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	-	-	-	5	-	3,003	5,151
Total Current Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	5,151

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	29	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	29	-	-	5	-	3,003	5,151

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570

Total Liabilities	6,269	6,279	7	7	6,025	6,021	161,573	163,721
Equity:
Total Equity	4,616	4,606	2	2	1,111,770	1,150,424	179,876	194,132
Total Liabilities and Equity	$10,885	$10,885	$9	$9	$1,117,796	$1,156,444	$341,448	$357,853

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Overseas Tampa LLC		Overseas Texas City LLC		Pearlmar Limited		Petromar Limited
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	10	-	-	1	2,457	2,455	1,407	1,772
Other receivables	51	44	(30)	88	21	4	10	(14)
Inventory	-	-	-	-	-	-	421	362
Prepaid expenses and other current assets	443	871	358	686	29	77	27	55
Total Current Assets	504	916	328	774	2,507	2,535	1,865	2,176
Vessels and other property, less accumulated depreciation	219	204	9	8	35,337	34,130	24,544	23,658
Deferred drydock expenditures, net	-	-	309	175	1,450	1,250	1,497	1,276
Total Vessels, Deferred Drydock and Other Property	219	204	318	183	36,787	35,380	26,041	24,935
Investments in Affiliated Companies	-	-	-	-	440	440	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,190	4,190	41,721	41,721	32,776	32,776	13,809	13,809
Pre-petition Intercompany receivables from non-debtors	5	5	-	-	5,550	5,550	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,983	-	4,991	-	1,813	-	1,087
Other Assets	3,469	3,320	1,584	1,460	-	-	(40)	(2)
Total Assets	$8,387	$11,618	$43,952	$49,129	$78,059	$78,493	$41,675	$42,004

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,186	2,010	1,050	2,231	373	455	67	321
Total Current Liabilities Not Subject to Compromise	1,186	2,010	1,050	2,231	373	455	67	321

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	4,079	4,688	-	-	-	-
Total Liabilities Not Subject to Compromise	1,186	2,010	5,129	6,919	373	455	67	321

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	98	98	6,226	6,226	14,353	14,353
Pre-petition intercompany payables to other debtors	6,866	6,866	29,053	29,053	31,100	31,100	166	166
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,866	6,866	29,152	29,152	37,326	37,326	14,519	14,519

Total Liabilities	8,052	8,876	34,280	36,070	37,700	37,781	14,586	14,840
Equity:
Total Equity	334	2,742	9,671	13,058	40,360	40,712	27,089	27,163
Total Liabilities and Equity	$8,387	$11,618	$43,952	$49,129	$78,059	$78,493	$41,675	$42,004

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Pisces Tanker Corporation		Polaris Tanker Corporation		Queens Product Tanker Corporation		Reymar Limited
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,982	1,221	1,168	150	418	0	2,373	2,201
Other receivables	-	345	(5)	553	11	(8)	(7)	12
Inventory	248	-	359	-	658	(0)	-	-
Prepaid expenses and other current assets	282	1	282	1	34	-	29	77
Total Current Assets	2,512	1,568	1,804	704	1,122	(7)	2,395	2,291
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	37,449	36,339
Deferred drydock expenditures, net	-	-	-	-	-	-	331	237
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	37,780	36,576
Investments in Affiliated Companies	-	-	-	-	-	-	414	414
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	20,752	20,752	21,287	21,287	4,141	4,141	26,868	26,868
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	47,372	47,372	11,856	11,856
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	225	-	110	-	628	-	1,027
Other Assets	(1)	(7)	(3)	-	3	-	(33)	38
Total Assets	$23,264	$22,538	$23,088	$22,101	$52,639	$52,134	$79,279	$79,069

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	84	98	438	17	431	14	59	305
Total Current Liabilities Not Subject to Compromise	84	98	438	17	431	14	59	305

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	84	98	438	17	431	14	59	305

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,007	24,007	24,709	24,709	23,799	23,799	2,567	2,567
Pre-petition intercompany payables to other debtors	162	162	741	741	47,711	47,711	30,609	30,609
Other liabilities	-	-	-	-	-	0	-	-
Total Liabilities Subject to Compromise	24,168	24,168	25,450	25,450	71,510	71,510	33,177	33,177

Total Liabilities	24,252	24,267	25,888	25,467	71,941	71,524	33,236	33,482
Equity:
Total Equity	(989)	(1,729)	(2,800)	(3,367)	(19,302)	(19,390)	46,044	45,587
Total Liabilities and Equity	$23,264	$22,538	$23,088	$22,101	$52,639	$52,134	$79,279	$79,069

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation		Rosemar Limited
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,779	2,236	598	248	3,110	2,942	24	12
Other receivables	9	9	53	151	21	186	11	(1)
Inventory	-	209	192	0	-	-	-	-
Prepaid expenses and other current assets	243	201	303	(0)	75	233	34	85
Total Current Assets	3,031	2,654	1,147	398	3,206	3,361	69	96
Vessels and other property, less accumulated depreciation	-	-	269	-	51,807	51,677	35,909	34,708
Deferred drydock expenditures, net	-	-	387	-	73	2,233	1,270	1,330
Total Vessels, Deferred Drydock and Other Property	-	-	656	-	51,879	53,909	37,179	36,038
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	15,814	15,814	52,488	52,488	10,179	10,179	25,954	25,954
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	698	-	-	-	-	-	872
Other Assets	-	-	(96)	(35)	(23)	(23)	(38)	-
Total Assets	$18,845	$19,166	$54,195	$52,852	$65,241	$67,426	$63,163	$62,959

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	367	343	350	84	301	206	247	447
Total Current Liabilities Not Subject to Compromise	367	343	350	84	301	206	247	447

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	3,047	-	-
Post-petition intercompany payables to other debtors	-	-	-	2,092	-	1,309	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	4,284	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	511	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	878	343	4,633	2,177	301	4,563	247	447

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	19,532	19,532	27,292	27,292	6,406	6,406	6,632	6,632
Pre-petition intercompany payables to other debtors	11	11	30,274	30,274	1	1	18,287	18,287
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	19,542	19,542	57,566	57,566	6,407	6,407	24,919	24,919

Total Liabilities	20,420	19,886	62,199	59,742	6,707	10,969	25,166	25,366
Equity:
Total Equity	(1,576)	(720)	(8,004)	(6,891)	58,534	56,456	37,996	37,593
Total Liabilities and Equity	$18,845	$19,166	$54,195	$52,852	$65,241	$67,426	$63,163	$62,959

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 166 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	66	452	2,925	4,619	226	-	364	2,639
Other receivables	445	445	61	18	33	12	-	322
Inventory	-	-	-	-	-	-	486	398
Prepaid expenses and other current assets	2	4	94	244	30	79	119	107
Total Current Assets	513	902	3,080	4,881	289	90	969	3,466
Vessels and other property, less accumulated depreciation	34,354	33,236	47,915	46,612	55,715	54,527	47,696	46,708
Deferred drydock expenditures, net	1,392	1,265	1,970	1,666	-	-	-	65
Total Vessels, Deferred Drydock and Other Property	35,746	34,501	49,885	48,278	55,715	54,527	47,696	46,774
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,562	-	424	-	1,778	-	1,803
Other Assets	-	-	(33)	(5)	230	231	-	(1)
Total Assets	$76,226	$76,932	$62,770	$63,417	$57,583	$57,976	$96,365	$99,742

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	652	855	260	57	438	466	30	638
Total Current Liabilities Not Subject to Compromise	652	855	260	57	438	466	30	638

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	122	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	407	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	652	855	260	57	438	995	30	638

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	41,668	41,692	-	-
Total Liabilities Subject to Compromise	30,303	30,303	8,952	8,952	57,190	57,213	74,364	74,364

Total Liabilities	30,955	31,158	9,212	9,009	57,627	58,209	74,394	75,002
Equity:
Total Equity	45,271	45,775	53,559	54,408	(44)	(233)	21,971	24,740
Total Liabilities and Equity	$76,226	$76,932	$62,770	$63,417	$57,583	$57,976	$96,365	$99,742

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 167 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$4	$-	$-
Voyage receivables	1,537	738	1,417	1,146	1,727	1,512	1,549	1,290
Other receivables	(4)	304	16	13	10	(33)	3	11
Inventory	-	758	-	-	-	-	-	-
Prepaid expenses and other current assets	240	228	47	111	23	116	240	251
Total Current Assets	1,773	2,027	1,480	1,270	1,770	1,600	1,792	1,552
Vessels and other property, less accumulated depreciation	935	840	22,496	21,835	42,556	40,792	1,040	938
Deferred drydock expenditures, net	4	128	1,887	1,627	1,389	1,125	(0)	106
Total Vessels, Deferred Drydock and Other Property	938	968	24,384	23,462	43,945	41,917	1,040	1,044
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	461	-	300	-	-	-	-
Other Assets	10	4	66	80	156	175	15	(3)
Total Assets	$8,663	$9,401	$35,909	$35,092	$57,301	$55,122	$8,687	$8,434

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	1,422	220	135	1,282	218	44	77
Total Current Liabilities Not Subject to Compromise	45	1,422	220	135	1,282	218	44	77

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	443	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	934	-	61
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	1,422	220	135	1,282	1,595	44	138

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,974	19,866	19,866	12,130	12,130
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0
Other liabilities	-	-	-	0	37,043	37,054	-	-
Total Liabilities Subject to Compromise	11,884	11,884	34,990	34,990	63,058	63,068	12,130	12,130

Total Liabilities	11,929	13,306	35,210	35,125	64,340	64,664	12,174	12,268
Equity:
Total Equity	(3,266)	(3,905)	699	(33)	(7,038)	(9,541)	(3,487)	(3,834)
Total Liabilities and Equity	$8,663	$9,401	$35,909	$35,092	$57,301	$55,122	$8,687	$8,434

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 168 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Silvermar Limited		Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,047	2,444	459	827	1,715	1,462	19	13
Other receivables	(16)	(14)	6	21	33	14	-	-
Inventory	-	-	-	-	598	478	-	-
Prepaid expenses and other current assets	29	77	41	116	220	52	241	453
Total Current Assets	2,061	2,507	506	965	2,565	2,005	260	466
Vessels and other property, less accumulated depreciation	34,297	33,161	21,356	20,709	32,130	31,408	-	-
Deferred drydock expenditures, net	1,564	1,824	1,279	1,029	(2)	24	-	-
Total Vessels, Deferred Drydock and Other Property	35,861	34,985	22,635	21,737	32,128	31,432	-	-
Investments in Affiliated Companies	703	703	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	17,433	17,433	8,513	8,105	19,977	19,977	8,855	8,855
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	2	2	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,557	-	82	-	2,593	-	-
Other Assets	(12)	(13)	37	42	-	(40)	-	1
Total Assets	$56,046	$57,173	$31,690	$30,931	$54,673	$55,969	$9,116	$9,321

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	57	408	743	214	148	918	240	445
Total Current Liabilities Not Subject to Compromise	57	408	743	214	148	918	240	445

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	16
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	57	408	743	214	148	918	240	461

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	5,014	5,014	5,769	5,769	17,088	17,088	8,852	8,852
Pre-petition intercompany payables to other debtors	9,736	9,736	80	80	7	7	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	14,750	14,750	5,849	5,849	17,095	17,095	8,852	8,852

Total Liabilities	14,807	15,158	6,592	6,064	17,243	18,012	9,091	9,313
Equity:
Total Equity	41,238	42,014	25,098	24,868	37,429	37,956	24	9
Total Liabilities and Equity	$56,046	$57,173	$31,690	$30,931	$54,673	$55,969	$9,116	$9,321

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 169 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Suezmax International Agencies, Inc.		Talara Chartering Corporation		Third United Shipping Corporation		Tokyo Transport Corp.
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	14,133	11,463	1,692	1,422	-	-	3,339	3,353
Other receivables	522	81	26	859	-	-	18	95
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	1,416	423	639	(0)	-	-	92	244
Total Current Assets	16,071	11,967	2,357	2,281	-	-	3,449	3,692
Vessels and other property, less accumulated depreciation	-	-	1,068	-	-	-	50,753	49,283
Deferred drydock expenditures, net	-	-	-	-	-	-	1,950	1,692
Total Vessels, Deferred Drydock and Other Property	-	-	1,068	-	-	-	52,703	50,975
Investments in Affiliated Companies	2,864	1,350	542	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	105,125	105,125	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,592	35,592	11,095	11,095	-	-	10,324	10,324
Pre-petition Intercompany receivables from non-debtors	486	486	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	944	-	-	-	-	-	214
Other Assets	-	-	(20)	(2)	-	-	(6)	(12)
Total Assets	$55,012	$50,338	$15,042	$13,374	$105,125	$105,125	$66,470	$65,192

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	616	52	53	242	-	-	326	123
Total Current Liabilities Not Subject to Compromise	616	52	53	242	-	-	326	123

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	332	-	134	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	633	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	563	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	1,179	383	686	377	-	-	326	123

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	978	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54,430	54,430	21,873	21,873	-	-	8,479	8,479
Pre-petition intercompany payables to other debtors	2,592	2,592	1	1	-	-	16	16
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	58,000	57,022	21,874	21,874	-	-	8,494	8,494

Total Liabilities	59,179	57,406	22,560	22,250	-	-	8,821	8,618
Equity:
Total Equity	(4,167)	(7,068)	(7,518)	(8,877)	105,125	105,125	57,649	56,574
Total Liabilities and Equity	$55,012	$50,338	$15,042	$13,374	$105,125	$105,125	$66,470	$65,192

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 170 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation		Urban Tanker Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	173	239	-	-	1,574	1,295
Other receivables	-	-	13	630	-	-	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	344	(3)	-	-	243	235
Total Current Assets	-	-	531	866	-	-	1,817	1,530
Vessels and other property, less accumulated depreciation	-	-	1,101	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	1,101	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	300	300
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	295	295	30,356	30,356	58,765	58,765	19,341	19,341
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	468
Other Assets	-	-	(35)	(35)	-	-	(9)	(9)
Total Assets	$295	$295	$31,953	$31,187	$58,765	$58,765	$21,448	$21,629

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	68	141	-	-	27	20
Total Current Liabilities Not Subject to Compromise	-	-	68	141	-	-	27	20

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1,324	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	708	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	500	-
Total Liabilities Not Subject to Compromise	-	-	776	1,464	-	-	526	20

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	42,724	42,724	58,345	58,345	23,602	23,602
Pre-petition intercompany payables to other debtors	211	211	4,372	4,372	-	-	3	3
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	211	211	47,096	47,096	58,345	58,345	23,604	23,604

Total Liabilities	211	211	47,872	48,560	58,345	58,345	24,131	23,624
Equity:
Total Equity	85	85	(15,919)	(17,373)	420	420	(2,683)	(1,995)
Total Liabilities and Equity	$295	$295	$31,953	$31,187	$58,765	$58,765	$21,448	$21,629

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 171 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	2,869	199	-	-	753	294
Other receivables	13	13	-	24	-	-	2	402
Inventory	-	-	-	(0)	-	-	169	-
Prepaid expenses and other current assets	-	-	186	375	-	-	272	1
Total Current Assets	13	13	3,055	599	-	-	1,196	697
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,186	-	-	-	-
Other Assets	87	87	54	54	-	-	-	-
Total Assets	$5,179	$5,179	$10,432	$10,161	$21,117	$21,117	$25,757	$25,258

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	20	20	764	16	-	-	549	34
Total Current Liabilities Not Subject to Compromise	20	20	764	16	-	-	549	34

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	26	-	-	-	-	-	18
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	20	46	1,275	16	-	-	549	52

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2,136	2,136	11,440	11,440	14,490	14,490	25,618	25,618

Total Liabilities	2,156	2,182	12,715	11,456	14,490	14,490	26,167	25,670
Equity:
Total Equity	3,023	2,997	(2,283)	(1,295)	6,627	6,627	(410)	(412)
Total Liabilities and Equity	$5,179	$5,179	$10,432	$10,161	$21,117	$21,117	$25,757	$25,258

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 172 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$549,832	$-	$-	$549,832
Voyage receivables	-	-	168,830	152,188	-	-	152,188
Other receivables	10	10	70,348	67,288	-	-	67,288
Inventory	-	-	14,150	12,748	-	-	12,748
Prepaid expenses and other current assets	-	-	46,596	42,551	-	-	42,551
Total Current Assets	10	10	698,648	824,606	-	-	824,606
Vessels and other property, less accumulated depreciation	-	-	3,147,915	3,071,669	1	1	3,071,670
Deferred drydock expenditures, net	-	-	73,898	63,563	-	-	63,563
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	3,135,233	1	1	3,135,234
Investments in Affiliated Companies	-	-	247,664	281,410	-	-	281,410
Intangible Assets, less accumulated amortization	-	-	72,413	69,583	-	-	69,583
Goodwill	-	-	9,668	9,668	-	-	9,668
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,439,235)	(5,477,872)	(7,089)
Intercompany loans receivable and accrued interest	-	-	448,108	424,484	(359,840)	(376,239)	48,245
Pre-petition intercompany receivables from debtors	51	51	5,843,696	5,878,705	(5,843,696)	(5,878,705)	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,233,404	-	-	2,233,404
Post-petition intercompany receivables from non-debtors	-	-	-	3,227	-	-	3,227
Post-petition Intercompany receivables from debtors	-	-	-	357,273	-	(357,273)	-
Other Assets	-	-	20,819	20,767	30	30	20,797
Total Assets	$61	$61	$18,228,466	$18,709,144	$(11,642,740)	$(12,090,058)	$6,619,085

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	0	73,627	98,311	62	62	98,373
Total Current Liabilities Not Subject to Compromise	0	0	73,627	98,311	62	62	98,373

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	142,377	-	(142,377)	-
Post-petition intercompany payables to non-debtors	-	-	-	38,658	-	-	38,658
Post-petition intercompany payables to other debtors	-	-	-	357,273	-	(357,273)	0
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	241,503	236,500	-	-	236,500
Total Liabilities Not Subject to Compromise	0	0	320,587	873,120	62	(499,588)	373,532

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,346	(359,840)	(233,862)	16,484
Pre-petition intercompany payables to non-debtors	-	-	1,985,347	2,142,541	-	-	2,142,541
Pre-petition intercompany payables to other debtors	-	-	4,780,058	5,878,705	(4,780,058)	(5,878,705)	(0)
Other liabilities	-	-	2,627,704	2,625,555	-	-	2,625,555
Total Liabilities Subject to Compromise	-	-	9,769,433	10,897,147	(5,139,898)	(6,112,567)	4,784,580

Total Liabilities	0	0	10,090,020	11,770,267	(5,139,836)	(6,612,156)	5,158,112
Equity:
Total Equity	61	61	6,917,615	6,938,877	(5,439,267)	(5,477,903)	1,460,974
Total Liabilities and Equity	$61	$61	$17,007,635	$18,709,144	$(10,579,102)	$(12,090,058)	$6,619,085

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 173 of 174

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and May 31, 2012

	Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013	November 13, 2012	May 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$79,248	$23,829	$-	$-	$477,973	$573,661
Voyage receivables	2,923	1,316	-	-	171,753	153,504
Other receivables	10,321	(5,356)	-	-	80,669	61,933
Inventory	-	-	-	-	14,150	12,748
Prepaid expenses and other current assets	40	506	-	-	46,636	43,056
Total Current Assets	92,533	20,296	-	-	791,181	844,902
Vessels and other property, less accumulated depreciation	(12,092)	(11,511)	-	-	3,135,823	3,060,159
Deferred drydock expenditures, net	-	-	-	-	73,898	63,563
Total Vessels, Deferred Drydock and Other Property	(12,092)	(11,511)	-	-	3,209,721	3,123,722
Investments in Affiliated Companies	300	300	-	-	247,964	281,710
Intangible Assets, less accumulated amortization	242	232	-	-	72,655	69,815
Goodwill	(79)	(79)	-	-	9,589	9,589
Investments in subsidiaries	7,116	7,089	-	-	0	0
Intercompany loans receivable and accrued interest	16,484	16,484	(104,752)	(64,729)	-	-
Pre-petition intercompany receivables from debtors	2,142,541	2,142,541	(2,142,541)	(2,142,541)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	(2,233,518)	(2,233,404)	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	(3,227)	-	-
Post-petition Intercompany receivables from debtors	-	38,658	-	(38,658)	-	-
Other Assets	(271)	(440)	-	-	20,579	20,357
Total Assets	$2,246,773	$2,213,569	$(4,480,811)	$(4,482,560)	$4,351,689	$4,350,095

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	19,478	29,555	-	-	93,168	127,928
Total Current Liabilities Not Subject to Compromise	19,478	29,555	-	-	93,168	127,928

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	88,268	48,245	(88,268)	(48,245)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	(38,658)	-	-
Post-petition intercompany payables to other debtors	2,233,518	2,236,631	(2,233,518)	(2,236,631)	-	0
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	6,201	4,593	-	-	247,704	241,093
Total Liabilities Not Subject to Compromise	2,347,466	2,319,025	(2,321,786)	(2,323,535)	346,329	369,021

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	(16,484)	(16,484)	-	-
Pre-petition intercompany payables to non-debtors	-	-	(1,985,347)	(2,142,541)	-	-
Pre-petition intercompany payables to other debtors	-	-	-	0	-	-
Other liabilities	-	-	-	-	2,627,704	2,625,554
Total Liabilities Subject to Compromise	-	-	(2,001,831)	(2,159,025)	2,627,704	2,625,554

Total Liabilities	2,347,466	2,319,025	(4,323,618)	(4,482,560)	2,974,033	2,994,575
Equity:
Total Equity	(100,693)	(105,455)	-	-	1,377,656	1,355,520
Total Liabilities and Equity	$2,246,773	$2,213,569	$(4,323,618)	$(4,482,560)	$4,351,689	$4,350,095

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 174 of 174